This instrument was prepared by
and upon recordation should be
returned to:
MR. ALFRED G. KYLE
BRACEWELL & GIULIANI LLP
LINCOLN PLAZA, SUITE 4000
500 N. AKARD STREET
DALLAS, TEXAS 75201
                                                                    Exhibit 99.4

                      DEED OF TRUST AND SECURITY AGREEMENT

        THIS DEED OF TRUST AND SECURITY AGREEMENT ("DEED OF TRUST") is made and executed as of the 8th_ day of September, 2005, by BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership ("GRANTOR"), whose mailing address is 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 to Alfred G. Kyle ("TRUSTEE"), as trustee, for the benefit of STATE FARM BANK, F.S.B., a federal savings bank, whose MAILING ADDRESS is One State Farm Plaza, Bloomington, Illinois 61710 (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, "STATE FARM"), and encumbers the real estate ("REAL ESTATE") described on EXHIBIT "A" attached hereto and made a part hereof.

                                   ARTICLE ONE
                                    RECITALS

        1.1     NOTE.

        Grantor has executed and delivered to State Farm a Promissory Note (the "NOTE") of even date herewith. In the Note, Grantor promises to pay to the order of State Farm the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00 ) (the "LOAN"). This Deed of Trust secures the Loan. From date hereof the Loan shall be repaid with interest thereon, in monthly installments as set forth in the Note, and the entire unpaid principal balance and all accrued interest thereon shall be due and payable on OCTOBER 1, 2010 (the "MATURITY DATE"). The terms and provisions of the Note are by this reference thereto incorporated herein and made a part hereof.

        1.2     INDEBTEDNESS.

        The indebtedness evidenced by the Note, including principal, interest and prepayment premium, if any, together with all other sums which may at any time be due, owing, or required to be paid under the Note, this Deed of Trust, and the other Loan Documents (as hereinafter defined) are herein called the "INDEBTEDNESS".


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        1.3     LOAN DOCUMENTS.

        In addition to this Deed of Trust and the Note, there have been executed and delivered by Grantor to and in favor of State Farm, as security for the payment of the Indebtedness, certain other loan documents more particularly described on EXHIBIT "C" attached hereto and by this reference thereto made a part hereof (the Note, this Deed of Trust, and all other documents and instruments described on said EXHIBIT "C", whether now or hereafter existing, and as same may be hereafter amended, modified, or supplemented from time to time, are collectively referred to herein as the "LOAN DOCUMENTS").

                                   ARTICLE TWO
                                    THE GRANT

        In order to secure the payment of the sums that are now or may hereafter become owing from Grantor to State Farm: (I) as the payments required in the Loan Documents, (II) as a result of the non-performance of any of the terms, provisions, covenants, agreements, and obligations contained herein or under the Loan Documents, or (III) as a result of a breach of the terms, provisions, covenants, agreements, representations, warranties and certifications made in the Loan Documents (collectively, the "OBLIGATIONS") (whether or not the Grantor is personally liable for such payment, performance, and observance), and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid by State Farm to the Grantor, the Recitals herein above stated in ARTICLE ONE, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, GRANTOR HEREBY GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, ASSIGNS, WARRANTS, AND SETS OVER TO TRUSTEE AND TRUSTEE'S SUCCESSORS OR SUBSTITUTES FOREVER, IN TRUST, WITH POWER OF SALE, however, upon the terms, provisions and conditions herein set forth (as hereafter defined), all of the following rights, interests, claims, and property (collectively the "PREMISES"):

                (A) all the Real Estate described in EXHIBIT "A" attached hereto and by this reference incorporated herein and made a part hereof;

                (B) all buildings, structures, and other improvements now or hereafter constructed, erected, installed, placed or situated upon the Real Estate (collectively the "IMPROVEMENTS");

                (C) all estate, claim, demand, right, title, and interest of Grantor now owned or hereafter acquired, including without limitation, any after-acquired title, franchise, license, remainder or reversion, in and to (I) any land or vaults lying within the right-of-way of any street, avenue, way, passage, highway, or alley, open or proposed, vacated or otherwise, adjoining the Real Estate; (II) any and all alleys, sidewalks, streets, avenues, strips and gores of land adjacent, belonging or appertaining to the Real Estate and Improvements; (III) all rights of ingress and egress to and from the Real Estate and all adjoining property; (iv) storm and sanitary sewer, water, gas, electric, railway, telephone, and all other utility services relating to the Real Estate and Improvements; (V) all land use, zoning, developmental rights and approvals, all air rights, water, water rights, water stock, gas, oil, minerals, coal, and other substances of any kind or character underlying or relating to the Real

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

Estate or any part thereof; and (VI) each and all of the tenements, hereditaments, easements, appurtenances, other rights, liberties, reservations, allowances, and privileges relating to the Real Estate or the Improvements or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity (collectively the "APPURTENANCES");

                (D) all leasehold estates and the right, title, and interest of the Grantor in, to and under any and all leases, subleases, management agreements, arrangements, concessions, or agreements, written or oral, relating to the use and occupancy of the Real Estate and Improvements or any portion thereof, now or hereafter existing or entered into, including the Credit Leases described in SECTION 3.18 (collectively the "LEASES");

                (E) all rents, issues, profits, proceeds, income, revenues, royalties, advantages, avails, claims against guarantors, security and other deposits (whether in cash or other form), advance rentals, and any and all other payments or benefits now or hereafter derived, directly or indirectly, from the Real Estate and Improvements, whether under the Leases or otherwise (collectively the "RENTS"); subject, however, to the right, power, and authority (the "LICENSE") granted Grantor in the Assignment of Rents and Leases executed by Grantor to and in favor of State Farm of even date herewith to collect and apply the Rents as provided therein;

                (F) all right, title, and interest of Grantor in and to any and all contracts, written or oral, express or implied, now existing or hereafter entered into or arising, in any manner related to the improvement, use, operation, sale, conversion or other disposition of any interest in the Premises, including without limitation all options to purchase or lease the Real Estate or Improvements or any portion thereof or interest therein, or any other rights, interests, or greater estates in the rights and properties comprising the Premises, now owned or hereafter acquired by the Grantor (collectively the "CONTRACT RIGHTS");

                (G) all general intangibles of Grantor, including without limitation, goodwill, trademarks, trade names, option rights, permits, licenses, insurance policies and proceeds therefrom, rights of action, and books and records relating to the Real Estate or Improvements (collectively the "INTANGIBLE PERSONAL PROPERTY");

                (H) all right, title and interest of the Grantor in and to all fixtures, equipment and tangible personal property of every kind, nature or description attached or affixed to or situated upon or within the Real Estate or Improvements, or both, provided the same are used, usable, or intended to be used for or in connection with any present or future use, occupation, operation, maintenance, management or enjoyment of the Real Estate or Improvements (collectively the "TANGIBLE PERSONAL PROPERTY");

                (I) all proceeds of the conversion, voluntary or involuntary, of any of the Premises into cash or other liquidated claims, or that are otherwise payable for injury to, or the taking or requisitioning of the Premises, including all insurance and condemnation proceeds as provided in this Deed of Trust (collectively the "PROCEEDS");

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

                (J)     all Tax and Insurance Deposits (as hereinafter defined);

                (K) all of the Grantor's right, power, or privilege to further hypothecate or encumber all or any portion of the property, rights and interests described in this Article Two as security for any debt or obligation; it being intended by this provision to divest the Grantor of the right, power and privilege to hypothecate or encumber, or to grant a mortgage upon or security interest in any of the property hypothecated in or encumbered by this Deed of Trust as security for the payment of any debt or performance of any obligation without State Farm's prior written consent (the "RIGHT TO ENCUMBER"); and

                (L) all other property, rights, interests, estates, or claims of every name, kind, character or nature, both in law and in equity, which Grantor now has or may hereafter acquire in the Real Estate and Improvements and all other property, rights, interests, estates or claims of any name, kind, character or nature or properties now owned or hereafter acquired in the other properties and interests comprising the Premises ("OTHER RIGHTS AND INTERESTS").

        Grantor agrees that without the necessity of any further act of the Grantor or State Farm, the lien of and the security interest created in and by this Deed of Trust shall automatically extend to and include any and all renewals, replacements, substitutions, accessions, products or additions to and proceeds of the Premises and any real property acquired by the Grantor which may be contiguous or attached to the Premises and may be required by law or by a tenant of the Premises to be used in or as part of the direct operation of the Premises.

        TO HAVE AND TO HOLD the Premises hereby, together with the rights, privileges and appurtenances thereto belonging unto the Trustee and Trustee's successors or substitutes, forever in this trust, and to his or their successors and assigns forever, IN TRUST, however, upon the terms, provisions and conditions herein set forth.

        THE GRANTOR hereby covenants with and warrants to State Farm and Trustee and the purchaser at any foreclosure sale that at the execution and delivery hereof, Grantor is lawfully seized and possessed of and owns the Premises and every part thereof, and has good and indefeasible title therein, in fee simple; that the Premises are free from all encumbrances whatsoever (and any claim of any other person thereto) other than those approved and permitted by State Farm ("PERMITTED EXCEPTIONS") which are listed, described and set forth in EXHIBIT "B" attached hereto and by this reference incorporated herein and made a part hereof; that it has good and lawful right to sell, convey, mortgage and encumber the Premises; and that Grantor and its successors and assigns shall forever warrant and defend the title and quiet possession to the Premises against all claims and demands whatsoever, subject, however, to the Permitted Exceptions.

        It is the intention of the parties hereto that the Premises shall secure all Indebtedness presently or hereafter owed State Farm by Grantor, and that the priority of State Farm's security for all such Indebtedness shall be a first, sole and exclusive lien and security interest. This paragraph shall serve as notice to all persons who may seek or obtain a lien on the Premises that until this Deed of Trust is released, any debt owed State Farm by Grantor, including advances made subsequent to

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

the recording of this Deed of Trust, shall be secured with the first lien priority afforded this Deed of Trust as recorded.

                                  ARTICLE THREE
                               GENERAL AGREEMENTS

        To protect the security of this Deed of Trust, the Grantor further covenants and agrees as follows:

        3.1     RECITALS.

        The recitals set forth above are true and correct and are by reference incorporated herein.

        3.2     OBLIGATIONS.

        Grantor shall pay promptly each and every sum due to State Farm under the Loan Documents either as the payments due under any of the terms thereof, as sums due as a result of the nonperformance of any of the covenants, agreements, and obligations thereof, or as amounts due as a result of a breach of any of the representations, warranties, and certifications contained therein (including fees and charges), at the times and in the manner provided in the Loan Documents. All such sums payable by Grantor shall be paid without demand, counterclaim, offset, deduction, or defense. Grantor hereby waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim, offset, deduction, or defense, except as may otherwise be expressly provided in the Loan Documents.

        3.3     OTHER PAYMENTS.

                (A) Grantor shall deposit, in addition to the monthly installments of principal and interest required by the Note, monthly until the Indebtedness is fully paid the following sums (collectively the "TAX AND INSURANCE DEPOSITS"):

                        (I) a sum equal to one-twelfth (1/12th) of the annual Taxes (as hereinafter defined) next due on the Premises, all as estimated by State Farm (the "TAX DEPOSITS");

                        (II) a sum equal to one-twelfth (1/12th) of the annual premium or premiums next payable for the insurance hereinafter required to be maintained on or with respect to the Premises (the "INSURANCE DEPOSITS").

                (B) Amounts paid as Tax and Insurance Deposits are herein called "OTHER PAYMENTS".

                (B) Should the total Tax and Insurance Deposits on hand not be sufficient to pay all of the Taxes and insurance premiums, together with all penalties and interest thereon, when the

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same become due and payable, then the Grantor shall pay to State Farm promptly on demand any amount necessary to make up the deficiency. If the total of such Tax and Insurance Deposits exceeds the amount required to pay the Taxes and insurance premiums, such excess shall be credited on subsequent payments to be made for such items.

                (C)     All such Tax and Insurance Deposits:

                        (I) shall be held by State Farm or a depository designated by State Farm, in trust, with no obligation to segregate such payments and without any obligation arising for the payment of any interest thereon;

                        (II) shall be held in trust to be applied by State Farm for the purposes for which made (as herein above provided) subject, however, to the security interest granted State Farm therein pursuant to ARTICLE TWO; and

                        (III) shall not be subject to the direction or control of the Grantor.

                (D) Provided that no Event of Default (as hereinafter defined) exists, State Farm agrees to make the payment, to the extent funds are available, of the Taxes or insurance premiums with reasonable promptness following its receipt of appropriate tax and/or insurance bills therefor, or alternatively upon presentation by Grantor of receipted (i.e. paid) tax and/or insurance bills therefor, State Farm shall reimburse the Grantor for such Taxes and insurance premium payments made by the Grantor.

                (E) Upon the occurrence of an Event of Default (as hereinafter defined), State Farm may, at its option, without being required to do so, apply any Tax and Insurance Deposits on hand on account of any of the Indebtedness, in such order and manner as State Farm may elect. When the Indebtedness has been fully paid, then any remaining Tax and Insurance Deposits shall be paid to the Grantor.

        3.4     MAINTENANCE, REPAIR, RESTORATION, PRIOR LIENS, PARKING.

        The Grantor shall and hereby agrees to:

                (A) promptly repair, restore, replace, or rebuild any portion of the Improvements which may become damaged or destroyed, whether or not proceeds of insurance are available or sufficient for such purpose, with all replacements being at least equal in quality and condition as existed prior thereto, free from any security interest therein, encumbrances thereon, or reservation of title thereto;

                (B) keep the Improvements in good condition and repair, without waste, and free from mechanics', materialmen's or like liens or claims or other liens or claims of lien;

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

                (C) complete, within a reasonable time, any Improvements now or hereafter in the process of construction or erection upon the Real Estate;

                (D) comply with all statutes, rules, regulations, orders, decrees, and other requirements of any governmental body, whether federal, state, or local, having jurisdiction over the Premises and the use thereof and observe and comply with any conditions and requirements necessary to preserve and extend any and all material rights, licenses, permits (including without limitation zoning variances, special exceptions, and nonconforming uses), privileges, franchises, and concessions that are applicable to the Premises or its use and occupancy;

                (E) make no material alterations in or to the Improvements, except for customary tenant improvements, as required in PARAGRAPH (D) hereof or otherwise with the written consent of State Farm and in conformity with all applicable laws;

                (F) not suffer nor permit any change in the general nature of the occupancy of the Improvements without State Farm's prior written consent;

                (G)     pay when due all operating costs of the Improvements;

                (H) not initiate nor acquiesce in any zoning reclassification with respect to the Premises without State Farm's prior written consent;

                (I) provide, improve, grade, surface and thereafter maintain, clean, repair, and adequately light all parking areas upon the Real Estate of sufficient size to accommodate the greater of (a) the amount of standard-size vehicles required by law, ordinance, regulation, or (b) required by the terms of any lease which is subject to the Assignment of Rents and Leases made by Grantor to and in favor of State Farm of even date herewith, together with any sidewalks, aisles, streets, driveways and sidewalk cuts and sufficient paved areas for ingress, egress and rights-of-way to and from the adjacent thoroughfares necessary or desirable for the use thereof; and

                (J) forever warrant and defend its title to the Premises and the validity, enforceability and priority of the lien and security interests granted in and by this Deed of Trust and the other Loan Documents against the claims and demands of all persons, subject to the Permitted Exceptions.

        3.5     PROPERTY TAXES AND CONTEST OF LIENS.

        Notwithstanding the Other Payments required by SECTION 3.3, Grantor shall be responsible for the payment, when first due and owing and before delinquency and before any penalty attaches, of all real estate and personal property taxes and assessments (general or special), water charges, sewer charges, and any other charges, fees, taxes, claims, levies, charges, expenses, liens, and assessments, ordinary or extraordinary, governmental or nongovernmental, statutory or otherwise, that may be asserted against the Premises or any part thereof or interest therein ("TAXES"). Notwithstanding anything contained herein to the contrary, Grantor may, in good faith and with

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reasonable diligence, contest the validity or amount of any such Taxes as well as any mechanics', materialmen's, or other liens or claims of lien upon the Premises (collectively "CONTESTED LIENS"), provided that:

                (A) such contest shall have the effect of preventing the collection of the Contested Liens and the sale or forfeiture of Premises or any part thereof or interest therein to satisfy the same; and

                (B) Grantor shall first notify State Farm in writing of the intention of Grantor to contest the same before any Contested Liens have been increased by any interest, penalties, or costs.

        3.6     TAX AND LIEN PAYMENTS BY STATE FARM.

                (A) Upon the failure of Grantor to pay the Tax Deposits as required in SECTION 3.3 or (in the event said payments are waived by State Farm) to pay the Taxes required to be paid in SECTION 3.5 above, State Farm is authorized, in its sole discretion, to make any payment of Taxes levied, assessed or asserted against the Premises, or any part thereof, in accordance with any tax bill or statement from the appropriate public office without inquiry into the accuracy or validity of any Taxes, sales, forfeiture, or title or claim relating thereto.

                (B) State Farm is also authorized, in the place and stead of Grantor, to make any payment relating to any apparent or threatened adverse title, lien, claim of lien, encumbrance, claim, charge, or payment otherwise relating to any other purpose but not enumerated in this Section, whenever, in State Farm's judgment and discretion, such advance seems necessary to protect the full security intended to be created by this Deed of Trust.

                (C) All such advances authorized by this SECTION 3.6 shall constitute additional Indebtedness and shall be repaid by Grantor to State Farm upon demand with interest at the Default Rate (as defined in the Note) from the date of such advance.

        3.7     INSURANCE.

                (A) The Grantor shall insure and keep insured the Premises and each and every part thereof against such perils and hazards as State Farm may from time to time require, and in any event including:

                        (I) Property insurance against loss of and damage to the Improvements by all risks of physical loss or damage, including by fire, windstorm, flood, and other risks covered by the so-called extended endorsement in an amount equal to one hundred percent (100%) of the then current "full replacement cost" of all Improvements, fixtures and equipment from time to time on the Improvements without deduction for physical depreciation, with a deductible amount of not more than $10,000.00;

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

                        (II) Commercial general liability insurance against death, bodily injury and property damage in an amount of not less than the greater of (A) $1,000,000.00, or (B) the highest amount required to be carried by the landlord for the Improvements under the terms of the Credit Leases (as hereinafter defined);

                        (III) Steam boiler, machinery and pressurized vessel insurance (if applicable to the Improvements);

                        (IV) Rent loss insurance in an amount sufficient to cover loss of rents from the Premises for a minimum of twelve (12) months;

                        (V) Affirmative coverage for acts of terrorism under Grantor's property and liability insurance required under clauses (I) and (II) above or evidence that such coverage is not excluded from such insurance; and

                        (VI) The types and amounts of coverage as are customarily maintained by owners or operators of like properties.

                (B)     Insurance policies required by this SECTION 3.7 shall:

                        (I) be in amounts and form and issued by companies satisfactory to State Farm and shall comply with all provisions of this Deed of Trust;

                        (II) contain endorsements naming State Farm as first mortgagee under a standard mortgagee clause under the required property, steam boiler and rent loss insurance policies and as an additional insured for the commercial general liability insurance policy;

                        (III) contain endorsements providing for not less than THIRTY (30) DAYS' written notice from the insurance company to State Farm prior to any cancellation, non-renewal or termination;

                        (IV) permit State Farm to pay any premium within FIFTEEN (15) days after its receipt of notice stating that such premium has not been paid when due;

                        (V) require that settlement of any claim under any of the referenced policies shall require State Farm's prior written approval; and

                        (VI) contain exclusions to coverage acceptable to State Farm.

                (C) The policy or policies of such insurance or certificates of insurance evidencing the required coverage shall be delivered to State Farm within FIFTEEN (15) days prior to the termination of an existing policy.


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                (D)     Grantor shall not purchase separate insurance policies
concurrent in form or contributing in the event of loss with those policies required to be maintained under this SECTION 3.7.

        3.8     INSURANCE PREMIUM PAYMENT BY STATE FARM.

                (A) In the event the Grantor fails to make the Insurance Deposits as required by SECTION 3.3 or (if those payments have been waived) upon State Farm's receipt (I) of notice of an unpaid insurance premium, (II) of notice of a termination or cancellation of any required insurance policy, or
(III) of notice that a required insurance policy is not to be renewed and Grantor fails to provide replacement coverage at least FIFTEEN (15) DAYS prior to the termination of existing coverage, State Farm may, at its option, procure and substitute another policy of insurance in the amount required pursuant to the foregoing terms of this Deed of Trust with such companies as State Farm may select, the cost of which shall be paid by Grantor upon demand should the amount available from the Insurance Deposit be insufficient to pay the premium therefor. All sums paid by State Farm in procuring said insurance that are not promptly reimbursed by the Grantor shall be additional Indebtedness and shall be immediately due and payable with notice, with interest thereon at the Default Rate as defined in the Note.

                (B) In the event of any insured damage to or destruction of the Improvements or any part thereof, Grantor shall promptly notify State Farm and take such steps as necessary to preserve the undamaged portion of the Improvements. In State Farm's sole discretion all insurance proceeds shall be applied: (I) to the installments of the Indebtedness in the inverse order of its maturity (provided, however, no premium or penalty shall be payable in connection with any prepayment of the Indebtedness from the insurance proceeds as aforesaid), or (II) to the cost of restoring, repairing, replacing, or rebuilding (herein generally called "RESTORATION") the Improvements or any part thereof. Notwithstanding the foregoing, State Farm agrees that if (I) the insurance proceeds from a casualty affecting the Premises are less than or equal to $500,000.00; and (II) the casualty occurs prior to the last year of the term of the Note, then the insurance proceeds paid with respect to the Premises (less expenses of collection and any expenses incurred in protecting the undamaged portion of the Improvements in the Premises) shall be disbursed by State Farm to Grantor as set forth in SECTION 3.10 to restore the Premises to its condition prior to the casualty, subject to satisfaction of the following conditions:

                        (1) There is no existing Event of Default at the time of casualty, and if any Event of Default shall occur and be continuing after the date of the casualty, State Farm shall have no further obligation to release insurance loss proceeds hereunder;

                        (2) The casualty insurer has not denied liability for payment of insurance proceeds as a result of any act, neglect, use or occupancy of the Premises by Grantor or any tenant of the Premises, provided that a reservation of rights by the casualty insurer shall not constitute a denial of liability if insurance proceeds are otherwise made available for restoration;


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

                (3) State Farm shall be satisfied that all insurance proceeds so held, together with supplemental funds received from Grantor, shall be sufficient to complete the restoration or repair of the Improvements. Any remaining insurance proceeds may, at the option of State Farm, be applied to the Indebtedness, whether or not due, or be released to Grantor; and

                (4) If required by State Farm, State Farm shall be furnished with a satisfactory report addressed to State Farm from an environmental engineer or other qualified professional satisfactory to State Farm certifying that no adverse environmental impact to the Premises has resulted from the casualty.

Additionally and notwithstanding the foregoing, if any Credit Lease, as described in SECTION 3.18(B), requires the Restoration of the Improvements, then so long as (I) no Event of Default is in existence on the date of such damage or destruction of the Improvements and no event has occurred as of such date which with the passage of time, the giving of notice or both, would constitute an Event of Default, and (II) no tenant under any Credit Lease is in default thereof as of such date and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default by the tenant under any Credit Lease, such insurance proceeds, after deducting therefrom any expenses incurred protecting the undamaged portion of the Improvements and in the collection of the insurance proceeds, shall be disbursed by State Farm to Grantor to reimburse Grantor for the cost of Restoration as set forth in SECTION
3.10. If Grantor and/or State Farm elects to have the insurance proceeds applied to the Indebtedness, such proceeds shall be applied to the installments of the Indebtedness in the inverse order of maturity (provided, however, no premium or penalty shall be payable in connection with any prepayment of the Indebtedness from the insurance proceeds as aforesaid).

        3.9     CONDEMNATION.

                (A) The Grantor shall give State Farm prompt notice of any proceedings, instituted or threatened, seeking condemnation or taking by eminent domain or any like process (a "TAKING") of all or any part of the Real Estate or Improvements including any easement thereon or appurtenance thereto (including severance of, consequential damage to, or change in grade of streets), and shall deliver to State Farm copies of any and all papers served in connection with any such proceeding.

                (B) Grantor hereby assigns, transfers, and sets over unto State Farm the entire proceeds of any and all awards resulting from any Taking (the "AWARD"). State Farm is hereby authorized to collect and receive from the condemnation authorities the entire Award and is further authorized to give appropriate receipts and acquittances therefor.

                (C) In the event of any such Taking, any and all such Award shall be applied, in State Farm's sole discretion: (I) to the installments of the Indebtedness in the inverse order of their maturity (provided, however, no premium or penalty shall be payable in connection with any prepayment of the Indebtedness made out of such Award as aforesaid); or (II) to the cost of


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

Restoration of the Real Estate and Improvements or any part thereof. Provided however, if any Credit Lease, as described in SECTION 3.18(B), requires the Restoration of the Improvements, then so long as (I) no Event of Default is in existence on the date of such Taking and no event has occurred as of such date which with the passage of time, the giving of notice or both, would constitute an Event of Default, and (II) no tenant under any Credit Lease is in default thereof as of such date and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default by the tenant under any Credit Lease, such Award, after deducting therefrom any expenses incurred in the collection of the Award, shall be used to reimburse Grantor for the cost of Restoration as set forth in SECTION 3.10.

        3.10    RESTORATION USING PROCEEDS.

                (A) In the event State Farm elects or is required to make any Proceeds available for Restoration of the Real Estate and/or Improvements, Grantor shall complete, in form and with supporting documentation reasonably required by State Farm, an estimate of the cost to repair or to restore the Real Estate and Improvements to the condition at least equal to the condition in which they existed prior to such damage, destruction or Taking, free from any security interest in, lien or encumbrances on, or reservation of title to such Real Estate and Improvements.

                (B) The Proceeds necessary to complete Restoration shall be held by State Farm, or if State Farm so desires, a disbursing agent selected by State Farm. Said Proceeds may be invested using Grantor's taxpayer identification number in an interest bearing account mutually acceptable to Grantor and State Farm. The costs and expenses of administering disbursements shall be paid by Grantor. In the event the amount of the Proceeds are insufficient to cover the cost of Restoration, Grantor shall pay the cost of Restoration in excess of the Proceeds before being entitled to any reimbursement from the Proceeds.

                (C) Subject to State Farm's right to limit the number of disbursements, the Proceeds shall be disbursed from time to time upon State Farm's being furnished with architect's certificates, waivers of lien, contractor's sworn statements, and such other evidences as State Farm or any disbursing agent may reasonably require to verify the cost and fact of the completion of the Improvements included in said disbursement. Under no circumstances shall any portion of the Proceeds be released until State Farm has been reasonably assured that the Proceeds remaining after the requested disbursement, together with any other funds held by State Farm with respect to the Restoration, will be sufficient to complete Restoration. No Payment made prior to the final completion of Restoration shall exceed NINETY PERCENT (90%) of the value of the work performed from time to time. The amounts of each Payment retained for construction costs will be disbursed upon satisfactory completion of one hundred percent (100%) of the work and Lender's receipt of a final waiver of lien with respect to such completed work or delivered materials. Any Proceeds remaining after Restoration shall be applied at State Farm's option against the Indebtedness in the inverse order of its maturity.

        3.11    RESTRICTIONS ON TRANSFER.

                (A) Without the prior written consent of State Farm or as set forth in this Deed of Trust:

                        (I) Grantor shall not create, effect, contract for, commit or consent to, nor shall Grantor suffer or permit any sale, conveyance, transfer, assignment, collateral assignment, lien, other than Contested Liens as defined and permitted in SECTION 3.5 of this Deed of Trust, pledge, mortgage, security interest, or other hypothecation, encumbrance or alienation (or any agreement to do any of the foregoing) of the Premises, or any interest therein or title thereto, (excepting, however, the sale or other disposition of Collateral (as hereinafter defined) no longer useful in connection with the operation of the Premises ("OBSOLETE COLLATERAL"), provided, however, that prior to the sale or other disposition of Obsolete Collateral, such Obsolete Collateral shall have been replaced by Collateral of at least equal value and utility which is subject to the first and prior lien of this Deed of Trust; or

                        (II) Grantor shall not fail to pay when the same shall become due all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in or permit the creation of a lien on the Real Estate or Improvements, or on the Rents arising therefrom; or

                        (III) if the Grantor is a land trustee ("TRUSTEE GRANTOR"), any beneficiary of the Grantor shall not create, effect, contract for, commit or consent to, or shall suffer or permit, any sale, conveyance, transfer, assignment, collateral assignment, lien, pledge, mortgage, security interest, or other hypothecation, encumbrance or alienation of such beneficiary's beneficial interest in the Grantor; or

                        (IV) if the Grantor is a corporation or limited liability company, or if any corporation or limited liability company is a beneficiary of a Trustee Grantor, any shareholder of such corporation or limited liability company shall not create, effect, contract for, commit or consent to, or shall suffer or permit any sale, conveyance, transfer, assignment, collateral assignment, lien, pledge, mortgage, security interest, or other hypothecation, encumbrance or alienation of any such shareholder's shares of such corporation or limited liability company (provided, however, that if such corporation or limited liability company is a corporation or limited liability company whose stock is publicly traded on a national securities exchange or on the "Over The Counter" market, then this SUBPARAGRAPH (IV) shall be inapplicable); or

                        (V) if the Grantor is a partnership or joint venture or if any beneficiary of a Trustee Grantor is a partnership or joint venture, any general partner or joint venturer in such partnership or joint venture shall not create, effect, contract for, commit or consent to, suffer, or permit any sale, conveyance, transfer, assignment, collateral assignment, lien, pledge, mortgage, security interest, or other hypothecation, encumbrance or alienation of any part of the partnership interest or joint venture interest, as the case may be, of such general partner or joint venturer; or

                        (VI) there shall not be any change in control (by way of transfers of stock ownership, partnership interests, or otherwise) in any corporation, limited liability company or partnership constituting or included within the Grantor which directly or indirectly controls any corporation, limited liability company or partnership constituting or included within the Grantor that results in a material change in the identity of the person(s) in control of such entity.

                (B) It is expressly provided, however, that the foregoing provisions of this SECTION 3.11 shall not apply (I) to liens securing the Indebtedness, (II) to the lien of current Taxes not in default, or (iii) to leases executed in the prudent management of the Premises. The provisions of this SECTION 3.11 shall be operative with respect to, and shall be binding upon, any persons who, in accordance with the terms hereof or otherwise, shall acquire any part of or interest in or encumbrance upon the Premises, or such beneficial interest in, share of stock of, or partnership or joint venture interest in the Grantor or any beneficiary of a Trustee Grantor. Any waiver by State Farm of the provisions of this SECTION 3.11 shall not be deemed to be a waiver of the right of State Farm in the future to insist upon strict compliance with the provisions of this SECTION 3.11.

                (C) Upon the sale or transfer of (I) all or any part of the Premises, or (II) all or any part of the beneficial interest in Grantor (if Grantor is not a natural person or persons but is a corporation, limited liability company, partnership, trust or other legal entity) (the person or entity to whom or which all or any part of the Premises have been so sold or transferred, being the "TRANSFEREE"), without the prior written consent of State Farm, State Farm may, at State Farm's option, declare all of the sums secured by this Deed of Trust to be immediately due and payable.

                (D) The Premises includes two (2) buildings (said buildings, together with the land upon which each is situated, and certain land adjacent to each building, the boundaries of which land shall have been approved by State Farm, are herein individually called the "LANDMARK CENTER I BUILDING" and the "LANDMARK CENTER II BUILDING" and collectively called the "LANDMARK CENTER BUILDINGS"). Notwithstanding anything herein to the contrary, Grantor shall be entitled to obtain a release (a "PERMITTED RELEASE") of the lien of this Deed of Trust from one of Landmark Center Buildings in conjunction with the sale of one of the Landmark Center Building to a bona fide third party, in accordance with, and subject to the following terms, conditions and requirements:

                        (I) Grantor shall furnish at least thirty (30) days prior written notice (the "RELEASE NOTICE") to State Farm of Grantor's desire to obtain a Permitted Release which Release Notice shall identify the Landmark Center Building that Grantor is asking State Farm to release (the "RELEASE BUILDING") and accompanying said Release Notice shall be a copy of the purchase and sale agreement for the Release Building; in addition a non-refundable fee ("ADMINISTRATIVE PROCESSING FEE") in the amount of Two Thousand Five Hundred Dollars ($2,500.00) shall accompany the Request Notice;

                        (II) The amounts required to be paid to State Farm for the release of either of the Landmark Center Buildings ("RELEASE AMOUNTS") are as follows:

                                (A)     Landmark Center I Building -
                $11,891,000; and

                                (B)     Landmark Center II Building -
                $13,409,000;

                        (III) As a condition precedent to State Farm's partial release of the lien of this Deed of Trust for a Release Building, Grantor shall (A) pay to State Farm the Release Amount indicated above and (B) pay any costs and expenses of State Farm associated with the release including, without limitation, the attorneys fees and costs of State Farm's Selected Counsel and all title insurance costs (a title endorsement insuring that, following the Permitted Release, the lien of this Deed of Trust remains as a first and prior lien against the remaining Premises encumbered by this Deed of Trust, subject to no exceptions other than the permitted exceptions defined in this Deed of Trust or otherwise acceptable to State Farm in its sole discretion);

                        (IV) The Permitted Release shall not be permitted during the Closed Period (as defined in the Note);

                        (V) In connection with any request by Grantor for a Permitted Release, Grantor shall deliver to State Farm such documentation as State Farm may request to evidence that the conditions precedent to such Permitted Release have been met;

                        (VI) As of the date of State Farm's receipt of the Request Notice and as of the date of the closing of the sale for the Release Building, there shall be no default or Event of Default under any of the Loan Documents for the Loan then in existence and no event shall have occurred as of such date which, with the passage of time, the giving of notice, or both, would constitute a default or Event of Default under any of the Loan Documents;

                        (VII) State Farm shall be satisfied, in its reasonable discretion, that the release of the Release Building does not negatively impact the continued use and occupancy of the Landmark Center Building that would remain subject to this Deed of Trust or otherwise adversely impact the Premises which will remain securing the Loan ;

                        (VIII) The Premises (the Landmark Center Building not released), after the release of the Release Building, must be a separate, legal and taxable parcel or parcels and in full compliance with all subdivision, zoning, parking, building code and other applicable governmental regulations;

                        (IX) The Premises shall not be in any manner dependent on the Release Building for access, parking, utility line connections, drainage or other related purposes, and if any such dependency exists, the Release Building shall not be released until all necessary easement agreements shall have been approved by State Farm, executed and recorded;

                        (X) As of the date of the release of the Release Building and at any time thereafter during the term of the Loan, Grantor shall be prohibited from granting any parking or other easements which benefit the Release Building and burden the remainder of the Premises; and

                        (XI) After the application of the Release Amount to the outstanding principal balance of the Loan, the monthly interest payments under the Note shall be recalculated to reflect such prepayment of a portion of the aggregate outstanding principal balance. Additionally Grantor shall execute and deliver to State Farm any amendments to the Loan Documents that may be necessary to reflect the Permitted Release, including UCC-1 releases

        3.12    STATE FARM'S DEALINGS WITH TRANSFEREE.

        In the event State Farm gives its written consent to a sale or transfer, whether by operation of law, voluntarily, or otherwise, of all or any part of the Premises, State Farm shall be authorized and empowered to deal with the Transferee with regard to the Premises, the Indebtedness, and any of the terms or conditions of this Deed of Trust as fully and to the same extent as it might with the original Grantor, without in any way releasing or discharging the original Grantor from any of its covenants under this Deed of Trust, and without waiving State Farm's right of acceleration of the maturity of the Indebtedness as provided in this Deed of Trust or the Note.

        3.13    CHANGE IN TAX LAWS.

        In the event of the enactment of or change in (including a change in interpretation) any applicable law, in any manner changing or modifying the laws governing (I) the taxation of mortgages, deeds of trust or other security instruments or the debts secured thereby, or (II) the manner of collecting such taxes, so as to adversely affect State Farm, this Deed of Trust or any other Loan Document or the Indebtedness, Grantor shall promptly pay any such tax and otherwise compensate State Farm to the extent of such detriment; provided, however, that if Grantor fails to make such payment or if any such law prohibits Grantor from making such payment or would penalize State Farm in the event of such payment, State Farm may elect, by notice in writing given to the Grantor, to declare all of the Indebtedness secured hereby to be and become due and payable, at par, within SIXTY (60) DAYS from the giving of such notice. The above shall not apply to income tax or other tax based on income, capital or revenue.

        3.14    INSPECTION OF PREMISES.

        Subject to the terms of the Leases, Grantor hereby grants to State Farm, its agents, employees, consultants and contractors the right to enter upon the Premises for the purpose of making any and all inspections, reports, tests, inquiries and reviews as State Farm (in its sole and absolute discretion) deems necessary to assess the then current condition of the Premises, or for the purpose of performing any other acts which State Farm is authorized to perform under this Deed of Trust or under the Environmental Indemnification Agreement. Grantor will cooperate with State Farm to facilitate each such entry and the accomplishment of such purposes.

        3.15    CERTIFIED ANNUAL OPERATING STATEMENTS.

        Within ONE HUNDRED TWENTY (120) DAYS after the close of each fiscal year of Grantor, Grantor shall furnish (I) annual operating statements showing all elements of income and expense of the Premises, and (II) a current rent roll, showing all items set forth in the rent roll delivered to State Farm in connection with the closing of the Loan, as well as gross sales of each tenant, if any, paying percentage rental. Additionally, within SIXTY (60) DAYS after June 30 and December 31 of each year, Grantor shall deliver or cause to be delivered financial statements certified to State Farm for the immediately preceding SIX (6) MONTH period. Grantor shall promptly furnish to State Farm such other financial information concerning the condition of the Premises, and all other information concerning the Premises or the performance by Grantor of the Obligations, that State Farm may reasonably request. All such statements and information shall be prepared in accordance with generally accepted accounting principles and shall otherwise be satisfactory to State Farm and shall be certified by an authorized person, partner or officer of Grantor. State Farm and its representatives shall have the right, at all reasonable times and upon reasonable notice, to examine and make copies of Grantor's plans, books, records, income tax returns and all supporting data concerning the Premises. Grantor will assist State Farm and its representatives in conducting any such examination.

        3.16    DECLARATION OF SUBORDINATION.

        At the option of State Farm, this Deed of Trust shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any Award) to any and all Leases of all or any part of the Premises upon the execution by State Farm and recording thereof, at any time hereafter and in the appropriate official records of the county wherein the Real Estate is situated, or a unilateral declaration to that effect.

        3.17    USURY.

        This Deed of Trust has been executed under, and shall be construed and enforced in accordance with, the laws of the STATE OF TEXAS, except as such laws are preempted by federal law. This Deed of Trust and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by applicable laws. It is expressly stipulated and agreed to be the intent of Grantor and State Farm to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the Indebtedness. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or if State Farm's exercise of the option to accelerate the maturity of the Indebtedness, or if any prepayment of the Indebtedness results in the payment of any interest in excess of that permitted by law, then it is the express intent of Grantor and State Farm that all excess amounts theretofore collected by State Farm be credited on the principal balance of the Note (or, if the Note and all of such other Indebtedness have been paid in full, refunded), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, for the use, forbearance , detention, taking, charging, receiving or reserving on the Indebtedness shall, to the extent permitted by applicable laws, be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the rate or amount of interest on account of such Indebtedness does not exceed the usury ceiling from time to time in effect and applicable thereto for so long as debt is outstanding under the Indebtedness. To the extent that State Farm is relying on CHAPTER 303 of the TEXAS FINANCE CODE to determine the maximum rate ("MAXIMUM RATE") payable on the Indebtedness, State Farm will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303. To the extent federal law permits State Farm to contract for, charge or receive a greater amount of interest, State Farm will rely on federal law instead of such article, as amended, for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now in effect, State Farm may, at its option and from time to time, implement any other method of computing the Maximum Rate under such article, as amended, or under other applicable law by giving notice, if required, to Grantor as provided by applicable law now or hereafter in effect. In no event shall the provisions of CHAPTER 346 of the TEXAS FINANCE CODE (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of State Farm to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

        3.18    LEASE OBLIGATIONS.

                (A) Grantor covenants and agrees to keep, observe and perform and to require all tenants of the Premises to keep, observe and perform all the covenants, agreements and provisions of any present or future Leases, including the Credit Leases described herein, of the Premises on their respective part to be kept, observed and performed. If Grantor shall neglect or refuse to so perform or fail to require such tenants to so perform, then State Farm may, at its option, itself perform and comply or require performance or compliance by such tenants with any such lease covenants, agreements and provisions. Any sums expended by State Farm in performance or compliance with such Leases or in enforcing performance or compliance with such Leases by the tenants, including costs and expenses and attorneys' fees, shall be paid by Grantor upon demand with interest thereon at the Default Rate as defined in the Note and in the absence of such payment all such sums shall be deemed to be and become part of the Indebtedness secured by this Deed of Trust.

                (B) Grantor, as further security for the payment of the Indebtedness, has, pursuant to this Deed of Trust and by separate Assignment of Rents and Leases of even date herewith, sold, transferred and assigned to State Farm, its successors and assigns, all of Grantor's right, title and interest, as landlord, in, to and under certain leases demising all or a portion of the Premises, together with the Rents provided therein, including, without limitation, those lease or leases (the "CREDIT LEASES") identified as follows:

        Termination Date        Tenant                  Sq. Ft.
        ----------------        ------                  -------

        June 30, 2008           CompUSA Inc.            122,273 (Landmark I)

        March 31, 2008          CompUSA Inc             135,154 (Landmark II)

Grantor expressly covenants and agrees that if Grantor, as landlord under the Credit Leases, fails to perform and fulfill any term, covenant, condition or provision in said Credit Leases on its part to be performed or fulfilled, at the times and in the manner in the Credit Leases provided, or if Grantor suffers or permits to occur any breach or default under the provisions of said Credit Leases, or if Grantor fails to fully protect, insure, preserve and to cause continued performance or fulfillment of the terms, covenants or provisions in said Credit Leases required to be performed or fulfilled by any tenant therein or if Grantor, without State Farm's prior written consent, permits or approves an assignment by any tenant under the Credit Leases or a subletting of all or any part of the Premises demised in the Credit Leases, then in any such event, at the option of State Farm, and without notice to the Grantor, such breach or default shall constitute an Event of Default hereunder and at the option of State Farm, all unpaid Indebtedness secured by this Deed of Trust shall, notwithstanding anything in the Note, this Deed of Trust or the other Loan Documents to the contrary, become due and payable as in case of other Events of Default.

                (C) At the expiration or earlier termination of either of the Credit leases, Grantor will incur costs in the construction of tenant improvements in the leasing of the tenant space vacated because of the termination of either of the Credit Leases (the "TENANT IMPROVEMENTS"). At the time of the contemplated construction of the Tenant Improvements, Grantor may, at its option, provide written notice to State Farm (the "TENANT IMPROVEMENTS FINANCING REQUEST") of its intention to proceed with the construction of the Tenant Improvements and formally request that State Farm provide permanent mortgage financing for the construction of the Tenant Improvement as hereinafter provided. The Tenant Improvements Financing Request shall be accompanied by a detailed set of plans and specifications for the Tenant Improvements and shall include an accurate statement of the aggregate total and a detailed cost-category line item break-down of all direct out-of-pocket costs and expenses estimated to be incurred by Grantor in respect of the construction of the Tenant Improvements (the "CONSTRUCTION COSTS") and shall also include a statement of the requested amount of and proposed terms for the permanent mortgage financing of the Tenant Improvements requested to be provided by State Farm. Also accompanying the Tenant Improvement Financing Request shall be a non-refundable fee in the amount of $2,500.00. Not later than thirty (30) days following State Farm's receipt of the Tenant Improvements Financing Request and any additional information which may subsequently be requested by State Farm, in connection therewith, State Farm shall provide written notice to Grantor (the "RESPONSE TO TENANT IMPROVEMENTS FINANCING REQUEST") advising Grantor that State Farm, as determined in State Farm's sole discretion, will either (a) fund the Construction Costs through permanent mortgage financing of the Tenant Improvements as a future advance under this Deed of Trust and the other Loan Documents at State Farm's then-quoted current interest rate and other terms for loans with comparable investment and credit characteristics and similar security or (b) not fund the Construction Costs through permanent mortgage financing of the Tenant Improvements. If State Farm agrees to fund the Construction Costs of the Tenant Improvements through permanent mortgage financing as a future advance, this Deed of Trust, the Note secured thereby and the other Loan Documents shall be changed, amended and modified to reflect the terms outlined by State Farm for such permanent mortgage financing in the Response to Tenant Improvements Financing Request, and the Construction Costs for Tenant Improvements shall be funded by State Farm to Grantor upon the completion of the Tenant Improvements and Grantor's satisfaction and fulfillment of all other conditions, if any, to such funding set forth in the Response to Tenant Improvements Financing Request.

                (D) Not less than six (6) months prior to the earliest termination of either of the Credit Leases (unless replaced with a Lease satisfactory to State Farm), the Grantor shall provide State Farm a letter of credit (the "TENANT IMPROVEMENT LETTER OF CREDIT") issued by an issuer acceptable to State Farm and in compliance with the Letter of Credit Requirements Rider attached hereto as EXHIBIT D, modified to provide that the Tenant Improvement Letter of Credit shall be automatically renewed on an annual basis. The initial amount of the Tenant Improvement Letter of Credit shall be Two Million Dollars ($2,000,000.00). Not later than 60 days prior to the anniversary date of the initial Tenant Improvement Letter of Credit, the Grantor shall have the right to request State Farm to permit a reduction in the amount of the initial Tenant Improvement Letter of Credit if the Letter of Credit Reduction Requirements have been met. As used herein the Letter of Credit Reduction Requirements shall include the following:

                        (I) At the expiration or earlier termination of either of the Credit Leases, the Borrower will incur costs in the leasing of any vacant space and in the construction of tenant improvements. Borrower shall enter into "Approved Leases" for the vacant space, The term "Approved Leases" means lease(s) which have:

                                (A) a term of at least five (5) years (with no termination options during the first 5 years);

                                (B) tenants acceptable to State Farm who are in full occupancy of their leased premises and who have commenced paying a rental rate of at least $17.50 net per square foot (with no rent concessions), or such other terms that are acceptable to State Farm in its sole discretion;

                                (C)     tenants who have signed State Farm's
                form (or other form acceptable to State Farm) of Subordination, Nondisturbance and Attornment Agreement and Tenant Estoppel Certificate; and

                                (D)     terms and conditions which shall
                otherwise be satisfactory in form and substance to State Farm.

                        (II) Grantor shall have delivered to State Farm a certified statement from Borrower's contractor stating the actual costs incurred to date with the percentage completion of tenant improvements;

                        (III) Grantor shall have delivered to State Farm and the title insurer lien waivers for work performed so that State Farm shall receive an original endorsement updating the effective date of its Title Insurance Policy with no exceptions to title on Schedule B, other than the Permitted Exceptions and any other exceptions acceptable to State Farm; and

                        (V) No Event of Default shall be in existence under any of the Loan Documents as the date that Grantor requests a reduction in the amount of the Tenant Improvement Letter of Credit and no event shall have occurred as of said date which, with the passage of time or the giving of notice or both, would constitute an Event of Default;

If State Farm determines that the Letter of Credit Reduction Requirements have been met, the Grantor shall be entitled to a reduction in the amount of the Tenant Improvement Letter of Credit. The amount of the reduction shall be equal to $10 per rentable square foot of Approved Leases entered into during the applicable time period. The Grantor shall deliver to State Farm, twenty (20) days prior to the anniversary date of the Tenant Improvement Letter of Credit, a replacement Tenant Improvement Letter of Credit satisfactory to State Farm in the amount of the then existing Tenant Improvement Letter of Credit less the permitted reduction amount. The Grantor shall have the right to request a reduction in the Tenant Improvement Letter of Credit, if the Letter of Credit Reduction Requirements have been met, on an annual basis during the term of the Loan. If the Grantor fails to maintain the Tenant Improvement Letter of Credit on the terms contained herein or upon the occurrence of an Event of Default, State Farm shall be entitled to cash the then existing Tenant Improvement Letter of Credit with the proceeds therefrom applied to any amounts due State Farm under the Loan Documents and/or to pay down the outstanding principal due under the Note in reverse order of maturity. A non-refundable administrative processing fee in the amount of $500.00 shall be paid by Grantor to State Farm for the processing of each request by Grantor for a reduction in the Tenant Improvement Letter of Credit.

        3.19    ENVIRONMENTAL COMPLIANCE.

        Grantor hereby agrees to comply and cause all tenants of the Premises to comply with any and all Federal, state or local laws, rules and regulations relating to environmental protection including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, and such other legislation, rules and regulations as are in, or may hereafter come into, effect and apply to Grantor, State Farm, the Loan or the Premises or any occupancy users thereof, whether as lessees, tenants, licensees, or otherwise. Grantor shall defend, indemnify and save and hold State Farm harmless from and against any and all claims, costs or expenses relating to such environmental protection provisions notwithstanding any exculpatory or limitation of liability provisions contained in this Deed of Trust and the other Loan Documents.

        3.20    FURTHER ASSURANCES.

                (A) Grantor shall do all acts necessary to keep valid and effective the lien and security interest created by this Deed of Trust and the security intended to be afforded by the Loan Documents and to carry into effect their objectives.

                (B) Grantor shall, upon the request of State Farm from time to time, and in the event all or any portion of the Premises is leased to a person or entity affiliated with an Exculpated Party (hereinafter defined in SECTION 8.11), Grantor will cause such person or entity to execute, acknowledge and deliver all such additional papers and instruments and perform all such further acts as may be reasonably necessary to perform the Obligations and, as State Farm deems reasonably necessary, to evidence, perfect or confirm the liens and security interests, or the priority thereof, created by this Deed of Trust and the other Loan Documents.

                (C) Without limiting the generality of the foregoing, upon the written request of State Farm, Grantor will promptly and, insofar as not contrary to applicable law, at Grantor's expense, execute, record, rerecord, file and refile in such offices, at such times and as often as may be necessary, this Deed of Trust, additional mortgages, security agreements, and every other instrument in addition to or supplemental hereto, including applicable financing statements, continuation statements, affidavits or certificates as may be necessary to create, perfect, maintain, continue, extend and/or preserve the liens, encumbrances and security interests intended to be granted and created in and by the Loan Documents and the rights and remedies of State Farm and Grantor thereunder. Upon request of State Farm, Grantor shall promptly supply evidence of fulfillment of the foregoing acts and further assurances.

        3.21    CHANGE OF NAME, IDENTITY OR STRUCTURE

        Except as may be expressly set forth in this Agreement or permitted by State Farm in writing, Grantor shall not change its name, identity (including its trade name or names) or, if not an individual, its corporate, partnership, limited liability company or other structure without notifying State Farm at least thirty (30) days prior to the effective date of such change and, in the case of a change in the Grantor's structure, without first obtaining the prior written consent of State Farm.

                                  ARTICLE FOUR
                                EVENTS OF DEFAULT

        4.1     DEFAULTS.

        It shall constitute an event of default ("EVENT OF DEFAULT") of and under this Deed of Trust and, at the option of State Farm under the other Loan Documents, if any of the following events shall occur:

                (A) Grantor shall fail to perform on the dates or within the times (including any grace period) required any of the Obligations involving the payment of money, including the payment of principal and/or interest under the Note;

                (B) Grantor shall fail to timely observe, perform or discharge any of the non-monetary Obligations, other than a non-monetary obligation described in any other clause in this Article Four, and any such failure shall remain unremedied for THIRTY (30) DAYS or such lesser period as may be otherwise specified in the applicable Loan Document (the "GRACE PERIOD") after notice to Grantor of the occurrence of such failure; provided, however, that State Farm may extend any applicable Grace Period up to NINETY (90) DAYS if State Farm determines in good faith that: (i) such default cannot reasonably be cured within such Grace Period but can be cured within NINETY (90) DAYS; (ii) no lien or security interest created by the Loan Documents shall be impaired prior to the anticipated completion of such cure; and (iii) State Farm's immediate exercise of any remedies provided in this Deed of Trust or by law is not necessary for the protection or preservation of the Premises or State Farm's security interest therein or lien thereon, and Grantor shall immediately commence and diligently pursue the cure of such default;

                (C) Grantor, as landlord or sublandlord, as the case may be, shall assign or otherwise encumber the Rents or any interest therein without first obtaining the written consent of State Farm;

                (D) Grantor shall, after the expiration of all applicable grace or cure periods, default or be in default under any agreement to which Grantor is a party, other than the Loan Documents, which agreement relates to the borrowing of money by Grantor from any natural person, corporation, limited liability company, partnership, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity (each a "PERSON"), and such default shall give rise to or result in any material and adverse change in the financial condition of Grantor or any Exculpated Party (hereinafter defined in SECTION 8.11), affecting the condition, use or operation of the Premises or State Farm's security for the Loan ("MATERIAL ADVERSE CHANGE"), including a default by Grantor under any loan documents evidencing or relating to a lien on the Premises which is junior and subordinate to this Deed of Trust;

                (E) Should any representation or warranty made by Grantor in, under or pursuant to any of the Loan Documents be false or misleading in any material respect as of the date on which such representation or warranty was made or deemed remade;

                (F) Should any of the Loan Documents cease to be in full force and effect or be declared null and void, or cease to constitute valid and subsisting liens and/or valid and perfected security interests in, to, or upon the Premises, or should Grantor contest or deny in writing any of its liabilities or Obligations under any of the Loan Documents;

                (G) Should any violation of SECTION 3.11 (A) occur or should any other event occur which, under the terms of the Loan Documents, constitutes an Event of Default that would permit State Farm to accelerate the maturity of the Indebtedness;

                (H) Should Grantor fail at any time to satisfy the requirements of SECTION 3.7 and such failure shall continue for FIFTEEN (15) DAYS after written notice thereof;

                (I) Should Grantor or any entity comprising Grantor generally not pay its debts as they become due or admit in writing its inability to pay its debts, or make a general assignment for the benefit of creditors and such events cause or result in a Material Adverse Change;

                (J) Should any Exculpated Party commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it and its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking to have an order for relief entered against it as debtor, or seeking appointment of a Receiver for it or for all or any substantial part of its property (collectively, a "PROCEEDING") and such events cause or result in a Material Adverse Change;

                (K) Should Exculpated Party take an action to authorize any of the actions set forth above in PARAGRAPHS (I) OR (J) OF THIS SECTION 4.1;

                (L) Should any Proceeding be commenced against any Exculpated Party, and such Proceeding results in the entry of an order for relief against it which is not fully stayed within SEVEN (7) BUSINESS DAYS after the entry thereof or not satisfied for a period of FORTY-FIVE (45) DAYS; or

                (M) Should (I) final judgment, other than a final judgment in connection with any condemnation, and including any judgment or other final determination of any contest permitted by SECTION 3.5 of this Deed of Trust, be entered against Grantor that (A) adversely affects the value, use, or operation of the Premises, or (B) adversely affects, or reasonably may tend to adversely affect, the validity, enforceability, or priority of the lien or security interests created in and by this Deed of Trust, or the other Loan Documents, or both, or (II) execution or other final process issue thereon with respect to the Premises, and Grantor shall fail to discharge the same, or provide for its discharge in accordance with its terms, or procure a stay of execution thereon, in any event within THIRTY (30) DAYS from entry, or shall not within such period, or such longer period during which execution on such judgment shall have been stayed, appeal therefrom or from the order, decree, or process upon or pursuant to which such judgment shall have been entered and cause its execution to be stayed during such appeal, or if on appeal such order, decree, or process shall be affirmed and Grantor shall not discharge such judgment or provide for its discharge in accordance with its terms within THIRTY (30)

DAYS after the entry of such order or decree of affirmation, or if any stay of execution on appeal is released or otherwise discharged.

                                  ARTICLE FIVE
                                    REMEDIES

        If an Event of Default shall occur, State Farm may exercise any one or more of the following remedies and shall, in addition to any other rights, have the following related rights, without notice (unless notice is required by applicable laws):

        5.1     ACCELERATION.

        Upon the occurrence of an Event of Default and during the continuation thereof, State Farm shall have the option of declaring all Indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by applicable law as State Farm may elect.

        5.2     POSSESSION.

        Upon the occurrence of an Event of Default and during the continuation thereof, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute a Default hereunder, State Farm is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Premises, or any part thereof, and to take possession of the Premises and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Premises, including the right to rent the same for the account of Grantor and to deduct from such rents all costs, expenses and liabilities of every character incurred by State Farm in collecting such rents and in managing, operating, maintaining, protecting or preserving the Premises and to apply the remainder of such rents to the Indebtedness in such manner as State Farm may elect in its sole discretion. All such costs, expenses and liabilities incurred by State Farm in collecting such rents and in managing, operating, maintaining or preserving the Premises, if not paid out of rents as herein above provided, shall constitute a demand obligation owing by Grantor and shall be subject to and covered by SECTION 5.15 hereof. If necessary to obtain the possession provided for above, State Farm may invoke any and all legal remedies to dispossess Grantor, including, without limitation, one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by State Farm pursuant to this Paragraph, State Farm shall not be liable for any loss sustained by Grantor resulting from any failure to rent the Premises, or any part thereof, or from any other act or omission of State Farm in managing the Premises unless such loss is caused by the willful misconduct and bad faith of State Farm, nor shall State Farm be obligated to perform or discharge any obligation, duty or liability under any Lease covering the Premises or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Grantor shall and does hereby agree to indemnify State Farm for, and to hold State Farm (which shall include the directors, officers, partners, employees, representatives, attorneys, and agents of State Farm and any persons or entities owned or controlled by, owning or controlling or under common control or affiliated with State Farm) harmless from, any and all liability, loss or damage which may or might be incurred by State Farm under any Lease or under or by reason of this Deed of Trust or the exercise of rights or remedies hereunder and from any and all claims and demands whatsoever which may be asserted against State Farm by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any Lease. Should State Farm incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be subject to and covered by SECTION 5.15 hereof. Nothing in this Section shall impose any duty, obligation or responsibility upon State Farm for the control, care, management or repair of the Premises, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make State Farm responsible or liable for any waste committed on the Premises by the tenants or by any other parties or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger. Grantor hereby assents to, ratifies and confirms any and all actions of State Farm with respect to the Premises taken under this Section and agrees that the foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

        5.3     FORECLOSURE.

        Upon the occurrence of an Event of Default and during the continuation thereof, Trustee, his successor or substitute, is authorized and empowered and it shall be his special duty at the request of State Farm to sell the Premises or any part thereof situated in the STATE OF TEXAS at the courthouse of any county in the STATE OF TEXAS in which any part of the Premises is situated, at public venue to the highest bidder for cash. The sale shall take place at such area of the courthouse as shall be properly designated from time to time by the commissioners court (or, if not so designated by the commissioners court, at the courthouse door) of the specified county, between the hours of 10 o'clock a.m. and 4 o'clock p.m. (the commencement of such sale to occur within three hours following the time designated in the hereinafter described notice of sale as the earliest time at which such sale shall occur, if required by applicable laws) on the first Tuesday in any month after having given notice of such sale at least twenty-one (21) days before the day of sale of the time, place and terms of said sale (including the earliest time at which such sale shall occur) in accordance with the statutes of the STATE OF TEXAS then in force governing sales of real estate under powers conferred by deeds of trust. Notice of a sale of all or part of the Premises by Trustee shall be given by posting written notice thereof at the courthouse door (or other area in the courthouse as may be designated for such public notices) of the county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale, and if the Premises to be sold is in more than one county, a notice shall be posted at the courthouse door and filed with the county clerk of each county in which the Premises is situated. In addition, State Farm shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on Grantor and each debtor obligated to pay the Indebtedness or any portion thereof according to the records of State Farm. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid certified mail wrapper, properly addressed to Grantor and each such debtor at the most recent address as shown by the records of State Farm, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any sale made by Trustee hereunder may be as an entirety or in such parcels as State Farm may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Premises shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Premises shall be sold; and, if the proceeds of such sale of less than the whole of the Premises shall be less than the aggregate of the Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Premises just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Premises but State Farm shall have the right, at its sole election, to request Trustee to sell less than the whole of the Premises. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers in fee simple with general warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as State Farm may deem necessary until all of the Premises has been duly sold and all Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of State Farm, such sale shall not exhaust the power of sale hereunder and State Farm shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Indebtedness, or as to the occurrence of any Event of Default, or as to State Farm having declared all of such Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor, or as to the appointment of any substitute or successor Trustee, or as to any other act or thing having been duly done by State Farm or by Trustee or any substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee, his successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including, without limitation, the posting of notices and the conducting of sales, but in the name and on behalf of Trustee, his successor or substitute.

        5.4     JUDICIAL FORECLOSURE.

        This Deed of Trust shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Premises in any manner permitted by the laws of the STATE OF TEXAS or of any other state in which any part of the Premises is situated, and any foreclosure suit may be brought by Trustee or by State Farm. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, State Farm may at any time before the sale of the Premises direct Trustee to abandon the sale, and may then institute suit for the collection of the Indebtedness, and/or for the foreclosure of this Deed of Trust. It is agreed that if State Farm should institute a suit for the collection of the Indebtedness and/or for the foreclosure of this Deed of Trust, State Farm may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Premises in accordance with the provisions of this Deed of Trust.

        5.5     RECEIVER.

        In addition to all other remedies herein provided for, Grantor agrees that upon the occurrence of an Event of Default, or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default, State Farm shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Premises, whether such receivership be incident to a proposed sale of the Premises or otherwise, and without regard to the value of the Premises or the solvency of any person or persons liable for the payment of the Indebtedness, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by State Farm, but nothing herein is to be construed to deprive State Farm of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of State Farm to receive payment of the Rents pursuant to the Assignment of Rents and Leases dated of even date herewith. Any money advanced by State Farm in connection with any such receivership shall be subject to and covered by SECTION 5.15 hereof.

        5.6     PROCEEDS OF SALE.

        The proceeds of any sale held by Trustee or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

                FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to, all court costs and charges of every character in the event foreclosed by suit, reasonable attorneys' fees and a reasonable fee to Trustee acting under the provisions of SECTION 5.3 if foreclosed by power of sale as provided in said paragraph, not exceeding five percent (5%) of the proceeds of such sale;

                SECOND, to the payment in full of the Indebtedness (including, without limitation, the principal and interest due and unpaid on the Note, attorneys' fees and any other amounts due and unpaid and owed to State Farm under this Deed of Trust) in such order as State Farm may elect in its sole direction; and

                THIRD, the remainder, if any there shall be paid to Grantor or to such other party or parties as may be entitled thereto by applicable law.

        5.7     STATE FARM AS PURCHASER.

        State Farm shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and any State Farm purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Indebtedness owing to such State Farm.

        5.8     ADDITIONAL REMEDIES UNDER THE BUSINESS CODE.

        Upon the occurrence of an Event of Default, State Farm may exercise its rights of enforcement with respect to the personal property under the Texas Business and Commerce Code, as amended, (the "CODE") and in conjunction with, in addition to or in substitution for those rights and remedies:

                (A) State Farm may enter upon the Premises to take possession of, assemble and collect the Personalty or to render it unusable; and

                (B) State Farm may require Grantor to assemble the Personalty and make it available at a place State Farm designates which is mutually convenient to allow State Farm to take possession or dispose of the Personalty; and

                (C)     written notice mailed to Grantor as provided herein TEN
        (10) days prior to the date of public sale of the Personalty or prior to the date after which any private sale of the Personalty will be made shall constitute reasonable notice; and

                (D) any sale made pursuant to the provisions of this Section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Premises under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the Premises under power of sale; and

                (E) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Personalty and the balance of Premises may, at the option of State Farm, be sold as a whole; and

                (F) it shall not be necessary that State Farm take possession of the Personalty or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

                (G) prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by State Farm; and

                (H) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Indebtedness or as to the occurrence of any Event of Default, or as to State Farm having declared all of such Indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by State Farm, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                (I) State Farm may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by State Farm, including the sending of notices and the conduct of the sale, but in the name and on behalf of State Farm.

        5.9     PARTIAL FORECLOSURE.

        In the event of an Event of Default in the payment of any part of the Indebtedness, State Farm shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in SECTION 5.6 except that the amount paid under subparagraph SECOND thereof shall be only the matured portion of the Indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs FIRST and SECOND (modified as provided above) shall be applied to installments of principal of and interest on the Note in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness.

        5.10    REMEDIES CUMULATIVE.

        All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any of the other Loan Documents, or any part thereof, or otherwise benefiting State Farm, and Trustee and State Farm shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and resort to any remedy provided for hereunder or under any such Loan Documents or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

        5.11    RESORT TO ANY SECURITY.

        State Farm may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Indebtedness, in whole or in part, and in such portions and in such order as may seem best to State Farm in its sole and absolute discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

        5.12    WAIVER.

        To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Premises, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Indebtedness, notice of election to mature or declare due the whole of the Indebtedness and all rights to a marshaling of the assets of Grantor, including, without limitation, the Premises, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the right of State Farm under the terms of this Deed of Trust to a sale of the Premises for the collection of the Indebtedness without any prior or different resort of collection, or the right of State Farm under the terms of this Deed of Trust to the payment of such Indebtedness out of the proceeds of sale of the Premises in preference to every other claimant whatever. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors and assigns and such other persons claiming any interest in the Premises might take advantage despite this Section, shall hereafter be repealed or cease to be enforced, such law shall not thereafter be deemed to preclude the application of this Section.

        5.13    DELIVERY OF POSSESSION AFTER FORECLOSURE.

        In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Premises by, through or under Grantor are occupying or using the Premises, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the appropriate court having jurisdiction.

        5.14    TENDER AFTER ACCELERATION.

        If, following the occurrence of an Event of Default and the acceleration of the Indebtedness but prior to the foreclosure of this Deed of Trust, Grantor shall tender to State Farm payment of an amount sufficient to pay the entire Indebtedness, such tender shall be deemed to be a voluntary prepayment under the Note and, consequently, Grantor shall also pay to State Farm any charge or premium required under the Note or any other Loan Documents to be paid in order to prepay principal and, if such principal payment is made during any period when prepayment is prohibited by this Deed of Trust, the Note or any of the other Loan Documents the applicable charge or premium shall be the maximum prepayment penalty provided for in the Note; provided, however, that in the event any amount payable under this Section is deemed interest, in no event shall such amount when added to the interest otherwise payable on the Note and the other Indebtedness exceed the maximum interest permitted under applicable law.

        5.15    EXPENSES.

        In (I) any action to foreclose the lien of this Deed of Trust or enforce any other remedy of State Farm under any of the Loan Documents, or (II) any other proceeding whatsoever in connection with any of the Loan Documents or the Premises in which State Farm is named as a party, there shall be allowed and included, as additional indebtedness in the judgment or decree for sale resulting therefrom, all expenses paid or incurred in connection with such proceeding by or on behalf of State Farm including, without limitation, attorneys' and paralegals' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, land and environmental survey costs, and costs (which may be estimated as to items to be expended after entry of such judgment or decree) of procuring all abstracts of title, title certificates, title searches and examinations, title insurance policies, and any similar data and assurances with respect to the title to the Premises as State Farm may deem reasonably necessary either to prosecute or defend in such proceeding or to evidence to bidders at any sale pursuant to such decree the true condition of the title to or value of the Premises. All expenses and fees of the ongoing nature, and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Deed of Trust thereon in any litigation affecting the Loan Documents, or the Premises, including probate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding in connection therewith, shall upon demand of State Farm be immediately due and payable by Grantor with interest thereon at the Default Rate and shall become a part of the Indebtedness secured by this Deed of Trust.

        5.16    STATE FARM'S RIGHT TO PERFORM.

        Unless otherwise provided herein, if Grantor shall at any time fail to perform or comply with any of the terms, covenants and conditions required on Grantor's part to be performed and complied with under any of the Loan Documents or any other agreement that, under the terms of this Deed of Trust, Grantor is required to perform, then State Farm may, at its option and in its sole discretion, without waiving or releasing any other right, remedy or recourse:

                        (I) make any payments hereunder or thereunder payable by Grantor; and/or

                        (II) after the expiration of any applicable grace period and subject to State Farm's rights to contest certain obligations specifically granted in this Deed of Trust, perform any such other acts thereunder on part of the Grantor to be performed and enter upon the Premises for such purpose.

        5.17    NO WAIVER BY EXERCISE.

        The exercise of any right or remedy by State Farm hereunder shall not in any way constitute a cure or waiver of any default or Event of Default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of default, or prejudice State Farm in the exercise of any of its rights hereunder or under the Loan Documents.

                                   ARTICLE SIX
                                    TRUSTEES

        6.1     SUCCESSOR TRUSTEE.

        Trustee may resign by an instrument in writing addressed to State Farm, or Trustee may be removed at any time with or without cause by an instrument in writing executed by State Farm. In case of the death, resignation, removal or disqualification of Trustee or if for any reason State Farm shall deem it desirable to appoint a substitute or successor Trustee to act instead of the herein named Trustee or any substitute or successor Trustee, then State Farm shall have the right and is hereby authorized and empowered to appoint a successor Trustee, or a substitute Trustee, without formality other than appointment and designation in writing executed by State Farm and the authority hereby conferred shall extend to the appointment of other successor and substitute Trustees successively until the Indebtedness has been paid in full or until the Premises is sold hereunder. In the event the Indebtedness is owned by more than one person or entity, the holders of not less than a majority in the amount of such Indebtedness shall have the right and authority to make the appointment of a successor or substitute Trustee provided for in the preceding sentence. Such appointment and designation by State Farm or by the holder or holders of not less than a majority of the Indebtedness shall be full evidence of the right and authority to make the same and of all facts therein recited. If of State Farm such appointment is executed on behalf of State Farm by an officer of State Farm, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the association or corporation. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Premises shall vest in the named successor or substitute Trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of State Farm or of the successor or substitute Trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Premises of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

        6.2     LIABILITY AND INDEMNIFICATION OF TRUSTEE.

        TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor will reimburse Trustee for, and indemnify and save him harmless against, any and all liability and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by him in the performance of his duties hereunder (Trustee shall include the directors, officers, partners, employees, representatives and agents of Trustee and any persons or entities owned or controlled by, owning or controlling or under common control or affiliated with Trustee). The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

        6.3     EMPLOYMENT OF AGENTS.

        The Trustee, or any one acting in his stead, shall have, in his discretion, authority to employ all proper agents and attorneys in the execution of this trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Premises, should any be realized; and if no sale be made or if the proceeds of sale be insufficient to pay the same, then Grantor hereby undertakes and agrees to pay the cost of such services rendered to said Trustee. The Trustee may rely on any document believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon.

                                  ARTICLE SEVEN
                      SECURITY AGREEMENT AND FIXTURE FILING

        7.1     SECURITY AGREEMENT.

        Grantor hereby assigns and grants to State Farm a first priority present security interest in and to the Rents, Contract Rights, Intangible Personal Property, Tangible Personal Property, Proceeds, Right to Encumber and Other Rights and Interests described in ARTICLE TWO and in and to any other part or component of the Premises which may not be deemed real property or which may not constitute a "FIXTURE" (within the meaning of the Code (as hereinafter defined)), and all replacements, substitutions, and additions of, for and to the same, and the proceeds thereof (collectively, the "COLLATERAL" or "PERSONALTY") in order to secure payment of the Indebtedness and performance by the Grantor of the other Obligations. This Deed of Trust shall constitute a Security Agreement within the meaning of the Texas Business and Commercial Code (the "CODE").

        7.2     NOTIFICATION OF ACCOUNT DEBTORS.

        State Farm may at any time after an Event of Default by Grantor notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Personalty to pay State Farm directly.

        7.3     REPRODUCTION AS FINANCING STATEMENT.

        A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

        7.4     FIXTURE FILING.

        This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Premises and is to be filed for record in the real property records in the Office of the County Clerk for the county or counties where the Premises (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to SUBSECTION 9.103(E) of the Code as in effect from time to time in the State of Texas and is to be filed for record in the real property records of the county where the Premises is situated. The MAILING ADDRESS of Grantor is set forth on the FIRST PAGE of this Deed of Trust and the address of State Farm from which information concerning the security interest may be obtained is the address of State Farm set forth on the FRONT PAGE of this Deed of Trust.

        7.5     WAIVERS.

        Grantor waives any right to require State Farm to (I) proceed against any Person, (II) proceed against or exhaust any Collateral or (III) pursue any other remedy in its power. Grantor further waives any defense arising by reason of any power and any defense arising by reason of any disability or other defense of Grantor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of Grantor or any other Person. Until the Indebtedness shall have been paid in full, Grantor shall not have any right to subrogation, and Grantor waives any right to enforce any remedy which Grantor now has or may hereafter have against State Farm or against any other Person and waives any benefit of and any right to participate in any Collateral or security whatsoever now or hereafter held by State Farm for or with respect to the Indebtedness and/or the Obligations.

        7.6     AUTHORIZATION.

        Grantor hereby authorizes State Farm at any time and from time to time during the life of the Loan to file in any filing office in any Code jurisdiction any financing statements, amendments or addendums thereto and continuation statements (the "UCC DOCUMENTS") in order to perfect or continue the perfection of any security interest granted under this Deed of Trust or any of the other Loan Documents. Grantor agrees to provide any information needed to complete such UCC Documents to State Farm promptly upon request.

        Grantor shall pay to State Farm, within five (5) business days of written demand, any and all costs and expenses incurred by State Farm in connection with the preparation, processing and filing of any such UCC Documents, including reasonable attorneys' fees and all disbursements. Such costs and expenses shall bear interest at the Default Rate from the date paid by State Farm until the date repaid by Grantor and such costs and expenses, together with such interest, shall be part of the Indebtedness and shall be secured by this Deed of Trust.

        7.7     PRESERVATION OF GRANTOR'S EXISTENCE.

        Grantor shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, if applicable, the State of Texas.

        7.8     NOTICE OF CHANGE.

        Without giving at least thirty (30) days' prior written notice to State Farm, Grantor shall not: (i) change its jurisdiction of organization; (ii) change the location of its place of business (or chief executive office if more than one place of business); or (iii) add to or change any location at which any of the Collateral (as defined in SECTION 7.1) is stored, held or located.

                                  ARTICLE EIGHT
                                  MISCELLANEOUS

        8.1     NOTICES, CONSENTS, AND APPROVALS.

        Any notice, consent, or approval that State Farm or Grantor may desire or be required to give to the other shall be in writing and shall be mailed or delivered to the intended recipient thereof at its address set forth below or at such other address as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. Any such notice, consent, or approval shall be deemed effective (A) if given by nationally recognized overnight courier for next day delivery, one (1) business day after delivery to such courier, or (B) if given by United States mail (registered or certified), three (3) business days after such communication is deposited in the mails [unless given under SECTION 5.3 hereunder and in case it shall be deemed given on the date of deposit] or (C) if given in person, when written acknowledgment of receipt thereof is given. Except as otherwise specifically required herein, notice of the exercise of any right or option granted to State Farm by this Deed of Trust is not required to be given.

                (A)     IF TO STATE FARM:

                                State Farm Bank, F.S.B.
                                One State Farm Plaza
                                Bloomington, Illinois 61710
                                Attn:  Corporate Law-Investments E-3

                                                and

                                Bracewell & Giuliani LLP
                                500 N. Akard St., Suite 4000
                                Dallas, Texas 75201-3387
                                Attn: Alfred G. Kyle, Esq.

                (B)     IF TO GRANTOR:

                                Behringer Harvard Landmark LP
                                15601 Dallas Parkway, Suite 600
                                Addison, Texas 75001
                                Attn:  General Counsel

        8.2     TIME OF ESSENCE.

        It is specifically agreed that time is of the essence for all of the terms and provisions contained in this Deed of Trust.

        8.3     COVENANTS OF DEED OF TRUST RUN WITH TITLE TO THE REAL ESTATE.

        The covenants and obligations set forth in this Deed of Trust are intended as, shall be deemed and are hereby declared to be covenants running with the title to the land which constitutes the Real Estate and any and all portions(s) thereof, and such covenants and obligations shall be binding upon, and enforceable by the owner and holder of this Deed of Trust personally against, the Grantor and any successor in title to the Grantor who or which shall acquire and/or hold title to the Real Estate while the same is subject to and encumbered by this Deed of Trust. Every person or entity who or which shall have, claim, own, hold, accept or otherwise acquire title to the Real Estate, whether or not such title is reflected in the Public Records of the State and County in which the Real Estate is located, shall be conclusively presumed and deemed to have consented and agreed to personally perform each and every covenant and obligation of the Grantor contained in this Deed of Trust to the same extent as the original Grantor, whether or not any reference to this Deed of Trust is contained in the document or instrument pursuant to which such person or entity shall have acquired title to the Real Estate and whether or not such person or entity shall have expressly agreed in writing to assume or perform the covenants and obligations of the Grantor contained in this Deed of Trust.

        8.4     GOVERNING LAW.

        THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. TO THE EXTENT THAT THIS DEED OF TRUST MAY OPERATE AS A SECURITY AGREEMENT UNDER THE CODE, STATE FARM SHALL HAVE ALL RIGHTS AND REMEDIES CONFERRED THEREIN FOR THE BENEFIT OF A SECURED PARTY.

        8.5     SEVERABILITY.

        If any provision of this Deed of Trust, or any paragraph, sentence, clause, phrase, or word, or the application thereof, in any circumstance, is held invalid, the validity of the remainder of this Deed of Trust shall be construed as if such invalid part were never included herein.

        8.6     HEADINGS.

        The headings of articles, sections, paragraphs, and subparagraphs in this Deed of Trust are for convenience of reference only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions hereof.

        8.7     GRAMMAR.

        As used in this Deed of Trust, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

        8.8     DEED IN TRUST.

        If title to the Premises or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction contained herein against the creation of any lien on the Premises shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust.

        8.9     SUCCESSORS AND ASSIGNS.

        This Deed of Trust and all provisions hereof shall be binding upon and enforceable against Grantor, its successors, assigns, legal representatives, and all other persons or entities claiming under or through Grantor, and the word "GRANTOR" when used herein, shall include all such persons and entities and any others liable for the payment of the Indebtedness or any part thereof, whether or not they have executed the Note or this Deed of Trust. The word "STATE FARM" when used herein, shall include State Farm's successors, assigns, and legal representatives, including all other holders, from time to time, of the Note.

        8.10    CONSTRUCTION.

        Grantor acknowledges that Grantor and Grantor's counsel have reviewed this Deed of Trust and the other Loan Documents and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the construction or interpretation of this Deed of Trust or the other Loan Documents or any amendments or schedules to any of the foregoing.

        8.11    LIMITATION OF LIABILITY.

        In consideration of the security provided by Grantor to State Farm for repayment of the Indebtedness, including, without limitation, the liens on and security interests in the Premises granted pursuant to the Deed of Trust and the absolute and unconditional assignment of the Rents and Leases made pursuant to the Assignments of Rents and Leases, upon the occurrence of an Event of Default hereunder or under any of the other Loan Documents, State Farm agrees that it shall not, except as otherwise set forth in this Section, seek to enforce, nor shall State Farm be entitled to enforce, any deficiency or monetary judgment against Grantor, any Partner of Grantor, any Member of Grantor, or any beneficiary of Grantor or any Guarantor (individually, an "EXCULPATED PARTY", and collectively, the "EXCULPATED PARTIES"), personally, and shall not levy or execute judgment upon any property of the Exculpated Parties, other than the Premises; it being expressly agreed, acknowledged and understood, however, , however, that: (i) the foregoing limitation of the liability of an Exculpated Party shall not apply to the extent that such Exculpated Party is a Liable Party (as defined below); and (ii) nothing contained herein shall in any manner or way release, affect or impair:

                (A) The existence of the Indebtedness and Obligations created in and evidenced by the Loan Documents, as well as the personal liability of Grantor, General Partner (as defined below) and Guarantor (as defined below) for payment of such Indebtedness and State Farm's Losses (as defined below);

                (B) The enforceability of the liens, security interests and assignments created in and granted by the Loan Documents against the Premises;

                (C) The enforceability of the Environmental Indemnification Agreement (as further described as Item 2 on EXHIBIT "C" attached hereto) and any guaranty of the Indebtedness and Obligations of the Grantor given to State Farm; or

                (D) The right of State Farm to recover from Grantor and Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership ("GUARANTOR"), Behringer Harvard Landmark GP, LLC, a Texas limited liability company ("GENERAL PARTNER") (Grantor, Guarantor and General Partner are sometimes hereinafter individually referred to as a "LIABLE PARTY" and collectively, the "LIABLE PARTIES") who shall be jointly and severally liable for all Losses (as hereinafter defined) incurred by State Farm (whether directly or indirectly) arising from or related to the following:

                        (I) The failure to apply any Rents received by any of the Exculpated Parties or Liable Parties either within ninety (90) days prior to an Event of Default or any time after an Event of Default (all such Rents received during such periods being herein called "RECOVERABLE RENTS") to (A) the payment of any amount due under the Loan Documents, including, without limitation, the Indebtedness, (B) the payment of all operating expenses of the Premises, or (C) the performance of any Obligations required under the Loan Documents; provided, however, the Liable Parties shall not be liable to State Farm under this subparagraph (I) for any Recoverable Rents in excess of the Recoverable Rents applied to the payment of the amounts and the performance of the Obligations set forth in (A), (B) and
        (C) above;

                        (II) The misapplication or misappropriation of any tenant security deposits, advance or prepaid rents, cancellation or termination fees or other similar sums paid to or held by Grantor, any affiliate of Grantor or any other person or entity (other than State
        Farm) in connection with the operation of the Premises in violation of the Loan Documents or any leases affecting the Premises;

                        (III) Any amount(s) necessary to repair or replace any damage to or destruction of the Premises which is caused by the willful or wanton act or omission on the part of any of the Exculpated Parties or Liable Parties including, without limitation, waste, any act of arson or malicious destruction by any of the Exculpated Parties or Liable Parties;

                        (IV) The failure to maintain insurance as required by the Loan Documents or any leases affecting the Premises or the failure to timely pay insurance premiums, real estate taxes, regular or special assessments or utility charges affecting the Premises;

                        (V) All outstanding amounts due under the Indebtedness and Obligations including principal, interest and other charges, due to a transfer at any interest in the Premises in violation of SECTION 3.11 of this Deed of Trust;

                        (VI) Any insurance proceeds or condemnation awards received by any of the Exculpated Parties or Liable Parties and not delivered over to State Farm or used for Restoration of the Premises in accordance with the terms of the Loan Documents;

                        (VII) Any fraud or willful misrepresentation of a material fact by any of the Exculpated Parties or Liable Parties in any document executed or presented to State Farm in connection with the Loan;

                        (VIII) Any use, generation, storage, release, threatened release, discharge, disposal, or presence on, under, or about the Premises of any materials, substances or wastes defined or classified as hazardous or toxic under applicable Federal, State or local laws or regulations or arising out of or from any failure on the part of any of the Exculpated Parties or Liable Parties to comply with the provisions of the Environmental Indemnification Agreement and subject to any limitations contained therein;

                        (IX) Any landlord default or any act or omission of the landlord which, but for the giving of notice and/or failure to complete curative action within an applicable grace or cure period, would constitute a landlord default under any Credit Lease, as the same may be hereafter amended, occurring prior to the date State Farm acquires fee title to the Premises, regardless of whether any such Losses are incurred as a direct liability of State Farm or are as asserted as an offset of rents; or

                        (X) Any violation of the reservations, restrictions or covenants recorded against the Premises and listed as items 1, 10 and 11 in EXHIBIT B to this Deed of Trust.

As used herein, the term "LOSSES" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, costs, fines, penalties, charges, fees, expenses (including, without limitation, reasonable third party legal fees and expenses), judgments, awards, amounts paid in settlement of whatever kind or nature.

THE LIABLE PARTIES SHALL NOT BE LIABLE TO THE EXTENT ANY OF THE FOREGOING OR ANY INDEMNIFICATION IN THE LOAN DOCUMENTS IS CAUSED BY STATE FARM'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT (IT BEING THE INTENT OF THE PARTIES THAT THE NEGLIGENCE OF STATE FARM SHALL BE COVERED HEREBY).

        8.12    WAIVER OF MARSHALLING AND CERTAIN RIGHTS.

        To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets or marshalling of liens, the equity of redemption, any statutory or common law right of redemption, homestead, dower, curtesy, marital share, and all other exemptions, or other matter which might defeat, reduce or affect the right of State Farm to sell the Premises or the Collateral for the collection of the Obligations, or the right of State Farm to the payment of the Obligations out of the proceeds of the Rents and Leases, in preference to every other person and claimant. Any Grantor herein who has any right or possibility of dower, curtesy or homestead in or to the Premises described herein, or any part of it, for the consideration herein set forth, does hereby release and relinquish all of his or her right or possibility of dower, curtesy and homestead in and to said Premises and all parts thereof, and all other marital rights.

        8.13    WAIVER OF IMPAIRMENT OF RECOURSE DEFENSES.

        Without affecting the liability of Grantor or any other person (except any person expressly released in writing) for the payment or performance of any of the Obligations, and without affecting the rights of State Farm with respect to any security not expressly released in writing, State Farm may, at any time, and from time to time, either before or after the maturity of the Note, and without notice or consent:

                (A) Release any person liable for payment or performance of all or any part of the Obligations;

                (B) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Obligations (without limit as to the number of such extensions or the period of periods thereof), or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

                (C) Exercise or refrain from exercising any right State Farm might have;

                (D)     Accept additional security of any kind;

                (E) Release or otherwise deal with any property, real or personal, securing the Obligations, including all or any part of the Premises herein described; or

                (F) Elect, by instrument duly recorded in the Office of the Clerk of the County or Counties where the Premises is located, to have and make the lien hereof prior, paramount and superior to, or, alternatively, junior, subordinate and inferior to, any lease of all or any part of the Premises and whether or not such lease is dated, executed or recorded before or after this Deed of Trust.

        Furthermore, the failure of State Farm to perfect any lien granted herein or in any other Loan Document, to take any action to obtain payment or performance of the Obligations or to exercise any rights or remedies available hereunder shall not relieve Grantor or any other person from liability for the payment or performance of the Obligations nor effect a discharge of the lien, security interest or assignment herein granted; it being intended that all "impairment of recourse" and "impairment of collateral" defenses are hereby waived.

        8.14    NO WAIVER.

        No waiver by State Farm shall be construed as a waiver of a subsequent similar default or any other default by the Grantor. No delay by State Farm in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder. No failure of State Farm to exercise any option herein given to declare the maturity of the Obligations hereby secured, nor forbearance by State Farm after the exercise of such option, and no withdrawal or abandonment of foreclosure proceedings by State Farm after the exercise of such option, shall be taken or construed as a waiver of its right to exercise such option or to declare such maturity by reason of any past, present, or future default on the part of the Grantor. Acceptance by State Farm of partial payments shall not constitute a waiver of the default by failure to make full payments.

        8.15    EXPENSES.

        Grantor acknowledges and agrees that State Farm shall impose certain reasonable and customary administrative processing fees (the "SERVICING FEES") in connection with (i) the extension, renewal, modification, amendment and termination of the Loan Documents; (ii) the release or substitution of collateral therefor; (iii) the consideration of any consents, waivers and approvals with respect to the Premises or the Grantor; (iv) the review of any Lease or proposed Lease or the preparation or review of any tenant estoppel certificate or any subordination, nondisturbance and attornment agreement; or (v) any other services provided by State Farm or any of its agents to or on behalf of the Grantor in connection with the Premises, the Loan Documents or the Indebtedness secured thereby (the occurrence of any of the foregoing shall hereinafter be referred to as a "SERVICING ACTION"). Grantor hereby acknowledges and agrees to pay, immediately, with or without demand, all such Servicing Fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature that may be imposed by State Farm from time to time, in connection with a Servicing Action. Grantor shall also be responsible for the payment of all fees and expenses of State Farm's outside attorneys in the event that State Farm, in its sole discretion, shall determine that the assistance of an outside attorney is necessary to accomplish the Servicing Action.

        8.16    MANAGEMENT AGREEMENT.

        The Premises shall be managed by either: (i) the Grantor or an entity affiliated with Grantor and approved by State Farm for so long as the Grantor or the affiliated entity is managing the Premises in the same manner as of the date hereof a first-class manner; or (ii) a professional property management company reasonably approved by State Farm. The management of the Premises by a Grantor-affiliated entity or a professional property management company (in either case, the "MANAGER") shall be pursuant to a written agreement reasonably approved by State Farm (the "MANAGEMENT AGREEMENT"). The Manager may be removed or replaced and the terms of any Management Agreement modified or amended without the prior written consent of State Farm so long as such amendments are on market terms and any such new property manager is not an affiliate of Grantor. Following an Event of Default, in the event State Farm appoints a receiver for the Premises, forecloses this Deed of Trust or takes a deed in lieu of foreclosure, State Farm shall have the right to terminate the Management Agreement or to direct the Grantor to retain a new management company approved by State Farm.

        8.17    SUBROGATION.

        To the extent that proceeds of the Obligations are used to pay any outstanding lien, charge or encumbrance affecting the Premises (including, without limiting the generality of the foregoing, any prior lien) State Farm shall be subrogated to all rights, interests and liens owned or held by any owner or holder of such outstanding liens, charges and encumbrances, irrespective of whether such liens, charges or encumbrances are released of record; provided, however, that the terms and provisions hereof shall govern the rights and remedies of State Farm and, to the extent permitted by law without impairing any of State Farm's rights of subrogation, shall supersede the terms, provisions, rights, and remedies under the lien or liens to which State Farm is subrogated hereunder.

        8.18    GREATER ESTATE.

        In the event that Grantor is the owner of a leasehold estate or any other estate less than a fee simple with respect to any portion of the Premises and/or Personal Property and, prior to the satisfaction of the Obligation and the cancellation of this Deed of Trust of record, Grantor obtains a greater estate or interest in such portion of the Premises and/or Collateral, then, such greater estate or interest shall automatically and without further action of any kind on the part of Grantor be and become subject to the lien of this Deed of Trust.

        8.19    DEFEASANCE.

        If all of the Indebtedness is paid as the same becomes due and payable and if all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, then and in that event only, all rights under this Deed of Trust shall terminate and the Premises shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby or by any of the other Loan Documents, which shall be released by State Farm in due form at Grantor's cost.

        8.20    MODIFICATIONS AND EXTENSIONS.

        Grantor and State Farm may agree to extend the time for payment of all or any part of the Obligations or reduce, rearrange or otherwise modify the terms of payment thereof, or accept a renewal note or notes therefor, or otherwise deal with the Premises or the Loan Documents, all without notice to or the consent of any junior lienholder or any other person having an interest in the Premises and/or Collateral subordinate to the lien of this Deed of Trust, and without the consent of Grantor if Grantor has then parted with title to the Premises and/or Collateral. No such extension, reduction, modification or renewal or dealing shall affect the priority of this Deed of Trust, or release any liability of Grantor or any other person or entity, or impair the security hereof in any manner whatsoever.

        8.21    NO ORAL CHANGE.

        This Deed of Trust may only be modified, amended or changed by an instrument in writing signed by the Grantor and State Farm, and may only be released, discharged or satisfied of record by an instrument in writing signed by State Farm. No waiver of any term, covenant, condition, or provision of this Deed of Trust shall be effective unless given in writing by State Farm and if so given by State Farm shall only be effective in the specific instance in which given.

        8.22    WAIVER OF TRIAL BY JURY.

        GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY ANY PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS DEED OF TRUST OR ANY ACTS OR OMISSIONS OF THE GRANTOR IN CONNECTION THEREWITH OR CONTEMPLATED THEREBY.

        8.23    FINAL AGREEMENT.

        THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed as of the date herein above first written.


Grantor's Address:                   GRANTOR:

15601 Dallas Parkway, Suite 600      BEHRINGER HARVARD LANDMARK LP,
Addison, Texas  75001                a Texas limited partnership

                                     By:  Behringer Harvard Landmark GP, LLC,
                                          a Texas limited liability company,
                                          its general partner


                                          By:  _________________________________
                                               Gerald J. Reihsen, III, Secretary

THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF DALLAS        ss.

        BEFORE ME, the undersigned authority, on this day personally appeared Gerald J. Reihsen, III, Secretary of Behringer Harvard Landmark GP, LLC, a Texas limited liability company, general partner of BEHRINGER HARVARD LANDMARK LP, a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said limited partnership.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this _____ day of _____________, 2005.

{ S E A L }
                                       _________________________________________
                                               Notary Public in and for
                                                 the State of Texas

My Commission Expires:

                                    EXHIBIT A
                                    ---------

                                LEGAL DESCRIPTION


TRACT I:

BEING a 8.625 acre tract of land out of the McJimp Bays Survey, Abstract No. 65, and being all of Lot 4, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the southeast corner of a called 25.000 acre tract as conveyed to Sabu Villa Estates, Inc. and evidenced in a Special Warranty Deed recorded in Clerk's File Number 95-0057812 ORRPCCT, with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way), said point being the northeast corner of Lot 4, Block N/8763 and the beginning of a curve to the right having a radius of 1899.86 feet, a delta of 02(degree)14'19" and a chord bearing and distance of South 03(degree)48'04" West, 74.22 feet;

THENCE southwesterly along said curve to the right, and along said west line, an arc length of 74.23 feet to a 1/2 inch iron rod found for point of tangency;

THENCE South 04(degree)54'59" West, continuing along said West line, for a distance of 312.11 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the left having a radius of 5784.58 feet, a delta of 01(degree)42'04" and a chord bearing and distance of South 04(degree)03'57" West, 171.74 feet;

THENCE southwesterly, continuing along said west line for an arc length of
171.74 feet to a found "X" in concrete for point of tangency;

THENCE South 03(degree)12'55" West, continuing along said west line, for a distance of 9.09 feet to a found "X" in concrete for corner, said point being the northeast corner of Lot 3, of said Block N/8763;

THENCE South 89(degree)30'17" West, along the north line of said Lot 3, being also the south line of Lot 4 (common line) for a distance of 636.56 feet to a found 5/8 inch iron rod for corner in the east line of Country Brook Section 4, an addition to the City of Dallas according to the map or plat thereof recorded in Clerk's File Number 96-0001181 L.R.C.C.T.;

THENCE North 00(degree)29'43" West, continuing along said east line, for a distance of 473.88 feet to a 5/8 inch iron rod found corner in the north line of said Country Brook Section 4;

THENCE South 89(degree)30'17" West, along said north line, for a distance of
26.30 feet to a 5/8 inch iron rod found for corner in the east line of Landmark Addition, Phase Two, an addition to the City of Dallas according to the Map or Plat recorded in Clerk's File Number 96-0001184 L.R.C.C.T.;

THENCE North 00(degree)29'43" West, leaving said north line and along said east line of Landmark Addition, Phase Two, a distance of 91.12 feet to a 5/8 inch iron rod found for corner in the south line of said Sabu Villa Estates, (Owner's Deed C.C.C. File No. 95-0057812);

THENCE North 89(degree)30'17" East, along said south line for a distance of
712.10 feet to the POINT OF BEGINNING and CONTAINING 375,707 square feet or
8.625 acres of land, more or less.

TRACT II:

Being a 11.27 acre tract of land out of the McJimp Bays Survey, Abstract No. 85 and being all of Lot 3, City Block N/8763 as recorded in Cabinet J, Slide 500 as Clerk Document #96-0104853, Plat Records of Collin County, Texas (PRCCT), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the intersection of the northeast corner of Lot 5, City Block N/8763, as recorded in Collin County, Texas (DRCCT), with the west right-of-way line of the Dallas North Tollway (a variable width right-of-way);

THENCE South 89(degree)30'17" West, along the north line of Lot 5, a distance of
656.71 feet to a 5/8 inch iron rod found for corner in the east line of Country Brook Section 4, an Addition to the City of Dallas according to the Map or Plat thereof recorded in Clerk's File No. 96-0001181, LRCCT;

THENCE North 45(degree)29'43" West, along said east line, for a distance of
15.41 feet to a 1/2 inch iron found for the point of curvature of a curve to the right having a radius of 50 feet, a delta of 45(degree)00'00" and a chord bearing and distance of North 22(degree)59'43" West, 38.27 feet;

THENCE northwesterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 00(degree)29'43" West, continuing along said east line, for a distance of 540.84 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the right having a radius of 50.00 feet, a delta of 45(degree)00'00" and a chord bearing and distance of North 22(degree)00'17" East, 38.27 feet;

THENCE northeasterly, continuing along said east line and along said curve to the right an arc length of 39.27 feet to a 1/2 inch iron rod found for point of tangency;

THENCE North 44(degree)30'17" East, continuing along said east line, for a distance of 71.21 feet to a 1/2 inch iron rod found for corner;

THENCE North 00(degree)29'43" West, continuing along said east line for a distance of 54.46 feet to a 5/8 inch iron rod found for corner in the north line of said Lot 3, said line being also the south line of Lot 4, City Block N/8763;

THENCE North 89(degree)30'17" East, along said north line, for a distance of
636.56 feet to a chiseled "X" found for corner in said west right-of--way line of said Dallas Tollway;

THENCE South 03(degree)12'55" West, continuing along said west line, for a distance of 234.96 feet to a 1/2 iron rod found for the point of curvature to the left having a radius of 5054.07 feet, a delta of 03(degree)45'52" and a chord bearing and distance of South 01(degree)19'59" West, 332.00 feet;

THENCE Southwesterly, continuing along said west line for an arc length of
332.06 feet to a 1/2 inch iron rod set for point of tangency;

THENCE South 00(degree)32'57" East, continuing along said west line, for a distance of 5.09 feet to a 1/2 inch iron rod set for the point of curvature of a curve to the left having a radius of 1919.86 feet, a delta of 04(degree)39'25" and a chord bearing and distance of 02(degree)52'40" East, 156.00 feet;

THENCE Southwesterly, continuing along said west line and along said curve to the left an arc length of 156.04 feet to the POINT OF BEGINNING and CONTAINING
491.22 square feet, or 11.27 acres of land, more or less.

TRACT III:

Non-exclusive Easement Estates as created and defined by that certain Easement and Maintenance Agreement, dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Real Property Records, Collin County, Texas, Clarification Agreement recorded in Clerk's File No. 96-0107158; and by that certain Declarations of Easements, dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, Real Property Agreements, Collin County, Texas, First Amendment to Declarations of Easements recorded in Clerk's File No. 96-0107156, Real Property Records, Collin County, Texas.

                                    EXHIBIT B
                                    ---------

                              PERMITTED EXCEPTIONS

1. Restrictive covenants of record recorded in Clerk's File Nos. 94-0098896; 97-0059389; 94-0101305; 96-0100329; and 96-0107156, Real
        Property Records; Collin County, Texas; and Volume J, Page 500, Plat Records, Collin County, Texas.

2. Drainage Easement from Pacific United Development Corporation to the City of Dallas by instrument dated September 24, 1996, filed October 22, 1996, recorded in Clerk's File No. 96-0091112, Real Property Records, Collin County, Texas.

3. Easement and Right of Way from Champion/Landmark I, Ltd. to Texas Utilities Electric Company dated October 14, 1997, filed November 10, 1997, recorded in Volume 4037, Page 1873 (Clerk's File No. 97-0096236), Real Property Records, Collin County, Texas.

4. Telecommunications Easement Agreement by instrument dated September 7, 2000, filed September 25, 2000, recorded in Volume 4759, Page 308 (Clerk's File No. 00-0103815), Real Property Records, Collin County, Texas.

5. Water Easement from Pacific United Development Corporation, to the City of Dallas, dated October 16, 1996, filed October 29, 1996, recorded in Clerk's File No. 96-0093013, Real Property Records, Collin County, Texas.

6. Easement and Right of Way from Champion-Boston I Limited Partnership, to Texas Utilities Electric Company dated October 14, 1997, filed November 10, 1997, recorded in Volume 4037, Page 1867, Real Property Records, Collin County, Texas.

7. Easements as shown on plat recorded in Volume J, Page 500, Plat Records, Collin County, Texas.

8. Terms and conditions of Declarations of Easements dated November 11, 1996, filed November 21, 1996, recorded in Clerk's File No. 96-0100329, First Amendment recorded in Clerk's File No. 96-0107156, Real Property Records, Collin County, Texas.

9. Terms, conditions, provisions, easements, restrictions, and stipulations of Easement and Maintenance Agreement, dated October 28, 1996, filed November 11, 1996, recorded in Clerk's File No. 96-0097230, Clarification Agreement recorded in Clerk's File No. 96-0107158, Real Property Records, Collin County, Texas.

10. Landmark Center I Office Lease Agreement dated October 31, 1997, executed by and between Champion Landmark I, Ltd., a Texas limited partnership, as Landlord, and CompUSA, Inc, a Delaware corporation, as Tenant.

11. Landmark Center II Office Lease Agreement dated August 28, 1997, executed by and between Champion Boston I Limited Partnership, a Texas limited partnership, as Landlord, and CompUSA, Inc, a Delaware corporation, as Tenant.

12. Terms, conditions, provisions and stipulations of Detached Sign Unity Agreement, dated August 2, 1999, filed January 11, 2000, recorded in Volume 4580, Page 462 (Clerk's File No. 00-0003219), Real Property Records, Collin County, Texas.

                                    EXHIBIT C
                                    ---------

                              OTHER LOAN DOCUMENTS

1. Assignment of Rents and Leases executed by Grantor to and in favor of State Farm of even date with this Deed of Trust.

2. Environmental Indemnification Agreement executed by Grantor and Guarantor jointly and severally, to and in favor of State Farm of even date with this Deed of Trust.

3. Limited Guaranty executed by Guarantor, in favor of State Farm of even date with this Deed of Trust.

4. Borrower's Certificate executed by Grantor to and in favor of State Farm of even date with this Deed of Trust.

5. Assignment and Subordination of the Management Agreement, executed by Grantor in favor of State Farm.

6.      Uniform Commercial Code Financing Statements.

                                    EXHIBIT D
                                    ---------

                          LETTER OF CREDIT REQUIREMENTS

A Letter of Credit that serves as all or any part of a Commitment Fee must be in compliance with the following terms and conditions:

1. The Letter of Credit must specifically state that it is subject to the INTERNATIONAL STANDBY PRACTICES 1998. INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

2, The Letter of Credit must be addressed to State Farm Bank, F.S.B., as beneficiary.

3.      The Letter of Credit must be irrevocable.

4.      The Letter of Credit must be freely transferable.

5. If the Letter of Credit stipulates an expiration date for payment, such date shall be at least through the maturity date of the Loan and shall be deemed to be automatically extended without amendment from year to year, with renewal occurring annually, from the date of its issuance or any future expiration date unless at least sixty (60) days prior to any future expiration date the issuing bank notifies State Farm, in writing, that the issuing bank intends not to renew the Letter of Credit for an additional year. Unless the face amount of the Letter of Credit has been reduced to zero in accordance with the terms of the Deed of Trust or State Farm has otherwise agreed to waive the Tenant Improvement Letter of Credit in the event that the expiration date of the Letter of Credit is earlier than the Maturity Date of the Loan, including all renewal options and extensions, or State Farm receives notice from the issuing bank that it does not intend to renew the Letter of Credit as provided herein, Borrower agrees to cause the delivery to State Farm either a new letter of credit meeting the conditions detailed in this EXHIBIT D or an amendment to the existing letter of credit which provides that the expiration date is extended for a period of the lesser of one year or the Maturity Date.

6. A Letter of Credit that requires the beneficiary to prepare a draft or drafts in order to draw the funds and/or requires presentation of the Letter of Credit to the issuing bank is acceptable. However, the draft must be prepared so that the beneficiary does not certify anything relative to the loan other than an order or direction to pay.

7. State Farm will accept a Letter of Credit that requires that drafts drawn under the Letter of Credit identify the Letter of Credit number.

8. Any other condition, qualification, or certification required of the beneficiary to draw on the Letter of Credit is unacceptable.

Attached is a form of Letter of Credit that would be acceptable to State Farm.

In addition to the Letter of Credit, State Farm must receive a copy of the resolution of the bank issuing the Letter of Credit that identifies the officer or officers empowered to execute the Letter of Credit on behalf of the issuing bank and confirms, as of the date of the Letter of Credit, that the executing party or parties held such office or offices. The Corporate Secretary of the bank must manually certify the copy of the resolution and must affirm the continuing applicability of the resolution.

State Farm Bank, F.S.B.
One State Farm Plaza
Bloomington, IL 61710
Attn:   David C. Graves,
        Vice President--Mortgages and Real Estate

        Re:     Irrevocable Letter of Credit Dear Sir or Madam:

        By order of our client, ________________________, we hereby establish our irrevocable Letter of Credit No. in your favor for a sum or sums not to exceed $_______________ (______________________ U.S. Dollars) in the aggregate, effective immediately.

        This Letter of Credit shall be payable in immediately available funds in U.S. Dollars. Funds under this Letter of Credit are payable to you upon your presentation to us of the original of this Letter of Credit and a sight draft drawn on us in the form annexed hereto. All drafts must be marked: "Drawn under Letter of Credit No. __ issued by [NAME OF ISSUING BANK],"

        This Letter of Credit shall be for a minimum of _____ years and shall be deemed to be automatically extended without amendment from year to year.

        This Letter of Credit is transferable and may be transferred one or more times. However, no transfer shall be effective unless written notification of such transfer is given to us.

        We hereby agree to honor each draft drawn under and in compliance with this Letter of Credit, if duly presented at our offices at ____________________

        This Letter of Credit is subject to the International Standby Practices l998, International Chamber of Commerce Publication No. 590.

                                        [NAME OF BANK]____________________
                                        By:_______________________________
                                        Its:______________________________

                       [Annex Bank's Form of Sight Draft]